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                                                                    EXHIBIT 10.2


[CITGO LOGO]               CITGO PETROLEUM CORPORATION

                         DISTRIBUTOR FRANCHISE AGREEMENT

Between CITGO Petroleum Corporation and THE PANTRY, INC.

                                     NOTICE

     As a Franchised Distributor, under this agreement you will be entitled to the protections of the Petroleum Marketing Practices Act, a federal law which was enacted on June 19, 1978. Title I of this law is intended to protect you against any arbitrary or discriminatory termination or non-renewal of your Franchise. CITGO Petroleum Corporation, as a Franchisor, is required to provide you with a summary of title 1 of the Petroleum Marketing Practices Act whenever notification of termination or non-renewal of your franchise is given. However, CITGO wishes to ensure that you are totally familiar with your rights in this regard even prior to executing this Franchise Agreement. Accordingly, on page i through iii herein we have produced the concise summary of the provisions of Title 1 as prepared and published by the secretary of energy in the Federal Register. Please review this summary carefully. You should resolve with your lawyer or other appropriate parties any questions you might have, prior to executing this franchise.

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                             OFFICE OF THE SECRETARY

                               SUMMARY OF TITLE I
                           OF THE PETROLEUM MARKETING
                                 PRACTICES ACT

AGENCY: Department of Energy.

ACTION: Notice.

SUMMARY: This notice contains a summary of title I of the Petroleum Marketing Practices Act, a new Federal law enacted on June 19, 1978. The law is intended to protect franchised distributors and retailers of gasoline and diesel motor-fuel against arbitrary or discriminatory termination or non-renewal of franchises. The summary describes the reasons for which a franchise may be terminated or not renewed under the new law, the responsibilities of franchisors, and the remedies and, relief available to franchisees. Franchisors must give franchisees copies of the summary contained in this notice whenever notification of termination or nonrenewal of a franchise is given.

FOR FURTHER INFORMATION CONTACT:

William C. Lane, Jr., Office of Competition, Department of Energy, 20 Massachusetts Avenue NW., Room 7123, Washington, D.C. 20845, 202-376-9495.

Michael Paige or Judith H. Garfield, Office of General Counsel, Department of Energy, 12th and Pennsylvania Avenue NW, Room 5134, Washington, D.C. 20461, 202-566-9565 or 202-566-2085.

SUPPLEMENTARY INFORMATION: Title I of the Petroleum Marketing Practices Act, Pub. L. 95-297 (the "Act"), enacted on June 19, 1978, provides for the protection of franchised distributors and retailers of motor fuel by establishing minimum Federal standards governing the termination of franchises and the nonrenewal of franchise relationships by the franchisor or distributor of such fuel. Section 104(d)(1) of the Act provides that the Secretary of Energy shall prepare and publish in the FEDERAL REGISTER, not later than 30 days after enactment of the Act, a simple and concise summary of the provisions of title 1, including a statement of the respective responsibilities of, and the remedies and relief available to, franchisors and franchisees under that title.

As required by section 104(d)(1) of the Act, the following is a summary statement of the respective responsibilities of, and the remedies and relief available to, franchisors and franchisees. Franchisors must give copies of this summary statement to their franchisees when entering an agreement to terminate the franchise or not to renew the franchise relationship, and when giving notification of termination or nonrenewal. In addition to the summary of the provisions of Title 1, a more detailed description of the definition contained in the Act and of the legal remedies available to franchisees is also included in this notice, following the summary statement.

                                     NOTICES
                SUMMARY OF LEGAL RIGHTS OF MOTOR FUEL FRANCHISEES

This is a summary of the franchise protection provisions of the Federal Petroleum Marketing Practices Act. This summary must be given to you. as a person holding a franchise for the sale, consignment or distribution of gasoline or diesel motor fuel, in connection with any termination or nonrenewal of your franchise by your franchising company (referred to in this summary as your supplier).
The franchise protection provisions of the Act apply to a variety of franchise arrangements. The term "franchise" is broadly defined as a license to use a motor fuel trademark which is owned or controlled by a refiner, and it includes secondary arrangements such as leases of real property and motor fuel supply agreements which have existed continuously since May 15, 1973, regardless of a subsequent withdrawal of a trademark. Thus, if you have lost the use of a trademark previously granted by your supplier but have continued to receive motor fuel supplies through a continuation of a supply agreement with your supplier, you are protected under the Act.

     You should read this summary carefully, and refer to the Act if necessary, to determine whether a proposed termination or nonrenewal of your franchise is lawful, and what legal remedies are available to you if you think the proposed termination or failure to renew is not lawful. In addition, if you think your supplier has failed to comply with the Act, you may wish to consult an attorney in order to enforce your legal rights.

     The Act is intended to protect you, whether you are a distributor or a retailer, from arbitrary or discriminatory termination or nonrenewal of your franchise agreement. To accomplish this, the Act first lists the reasons for which termination or nonrenewal is permitted. Any notice of termination or nonrenewal must state the precise reason, as listed in the Act, for which the particular termination or nonrenewal is being made. These reasons are described below under the headings "Reasons for Termination" and "Reasons for Nonrenewal."

     You should note that the Act does not restrict the reasons which may be given for the termination of a franchise agreement entered into before the June 19, 1978 effective date of the Act. However, any nonrenewal of such a terminated franchise must be based on one of the reasons for nonrenewal summarized below.

     The Act also requires your supplier to give you a written notice of termination or intention not to renew the franchise within certain time periods. These requirements are summarized below, under the heading "Notice Requirements for Termination or Nonrenewal."

     The Act allows trial and interim franchise agreements, which are described below under the heading "Trial and Interim Franchises."

     The Act gives you certain legal rights if your supplier terminates or does not renew your franchise in a way that is not permitted by the Act. These legal rights are described below under the heading "Your Legal Rights.

     This summary is intended as a simple and concise description of the general nature of your rights under the Act. For a more detailed description of these rights, you should read the text of the Petroleum Marketing Practices Act itself (Pub. L. 95-297, 92 Stat. 322,15 U.S.C. 2801).

                           I. REASONS FOR TERMINATION

     The following is a list of the only reasons for which your franchise is permitted to be terminated by the Act. One or more of these reasons must be specified if your franchise was entered into on or after June 19, 1978 and is being terminated. If your franchise was entered into before June 19, 1978, as discussed above, there is no statutory restriction on the reasons for which it may be terminated. If such a franchise is terminated, however, the Act required the supplier to renew the franchise relationship unless one of the reasons listed under this heading or one of the additional reasons for nonrenewal described below under the heading "Reasons for Nonrenewal" exists.

     If your supplier attempts to terminate a franchise which you entered into on or after June 19, 1978 for a reason that is not listed under this heading, you can take the legal action against your supplier that is described below under the heading "Your Legal Rights."

     Noncompliance with franchise agreement. Your supplier may terminate your franchise if you do not comply with a reasonable and important requirement of the franchise relationship. In order to use this reason, your supplier must have learned of this non-compliance recently. The Act limits the time period within which your supplier must have learned of your non-compliance to various periods, the longest of which is 120 days, before you receive notification of the termination.

     Lack of good faith efforts. Your supplier may terminate your franchise if you have not made good faith efforts to carry out the requirements of the franchise, provided you are fast notified in writing that you are not meeting a requirement of the franchise and you are given an opportunity to make a good faith effort to carry out the requirement. This reason can be used by your supplier only if you fail to make good faith efforts to carry out the requirements of the franchise for a period of 180 days before you receive the notice of termination.

     Mutual agreement to terminate the franchise. A franchise can be terminated by an agreement in writing between you and your supplier if the agreement is entered into not more than 180 days before the effective date of the termination and you receive a copy of this

         FEDERAL REGISTER, VOL. 43, NO. 169 - WEDNESDAY, AUGUST 30, 1978


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agreement, together with this summary statement of your rights under the Act.
You may cancel the agreement to terminate within 7 days after you receive a copy of the agreement, by mailing (by certified mail) a written statement of this effect to your supplier.

     Withdrawal from the market area. Under certain conditions, the Act permits your supplier to terminate your franchise if your supplier is withdrawing from marketing activities in the entire geographic area in which you operate. You should read the Act for a more detailed description of the conditions under which market withdrawal terminations are permitted.

     Other events permitting a termination. If your supplier learns within the time period specified in the Act (which in no case is more than 120 days prior to the termination notice) that one of the following events has occurred, your supplier may terminate your franchise agreement:

     (1) Fraud or criminal misconduct by you that relates to the operation of your marketing premises.
     (2)  You declare bankruptcy or a court determines that you are insolvent.
     (3) You have a severe physical or mental disability lasting at least 3 months which makes you unable to provide for the continued proper operation of the marketing premises.
     (4) Expiration of your supplier's underlying lease to the leased marketing premises, if you were given written notice before the beginning of the term of the franchise of the duration of the underlying lease and that the underlying lease might expire and not be renewed during the tern of the franchise.
     (5) Condemnation or other taking by the government, in whole or in part, of the marketing premises pursuant to the power of eminent domain. If the termination is based on a condemnation or other taking, your supplier must give you a fair share of any compensation which he receives for any loss of business opportunity or good will.
     (6) Loss of your supplier's right to grant the use of the trademark that is the subject of the franchise, unless the loss was because of bad faith actions by your supplier relating to trademark abuse, violation of Federal or State law, or other fault or negligence.
     (7) Destruction (other than by your supplier) of all or a substantial part of your marketing premises. If the termination is based on the destruction of the marketing premises and if the premises are rebuilt or replaced by your supplier and operated under a franchise, your supplier must give you a right of first refusal to this new franchise.
     (8) Your failure to make payments to your supplier of any sums to which your supplier is legally entitled.
     (9) Your failure to operate the marketing premises for 7 consecutive days, or any shorter period of time which, taking into account facts and circumstances, amounts to an unreasonable period of time not to operate.
     (10) Your intentional adulteration, mislabeling or misbranding of motor fuels or other trademark violations.
     (11) Your failure to comply with Federal, State, or local laws or regulations of which you have knowledge and that relate to the operation of the marketing premises.
     (12) Your conviction of any felony involving moral turpitude.
     (13) Any event that affects the franchise relationship and as a result of which termination is reasonable.

                           II. REASONS FOR NONRENEWAL

     If your supplier gives notice that he does not intend to renew any franchise agreement, the act requires that the reason for nonrenewal must be either one of the reasons for termination listed immediately above, or one of the reasons for nonrenewal fisted below.

     Failure to agree on changes or additions to franchise. If you and your supplier fail to agree to changes in the franchise that your supplier in good faith has determined are required, and your supplier's insistence on the changes is not for the purpose of preventing renewal of the franchise, your supplier may decline to renew the franchise.

     Customer complaints. If your supplier has received numerous customer complaints relating to the condition of your marketing premises or to the conduct of any of your employees, and you have failed to take prompt corrective action after having been notified of these complaints, your supplier may decline to renew the franchise.

     Unsafe or unhealthful operations. If you have failed repeatedly to operate your marketing premises in a clean, safe and healthful manner after repeated notices from your supplier, your supplier may decline to renew the franchise.

     Operation of franchise is uneconomical. Under certain conditions specified in the act, your supplier may decline to renew your franchise if he has determined that renewal of the franchise is likely to be uneconomical. Your supplier may also decline to renew your franchise if he has decided to convert your marketing premises to a use other than for the sale of motor fuel, to sell the premises, or to materially alter, add to, or replace the premises.

             III. NOTICE REQUIREMENTS FOR TERMINATION OR NONRENEWAL

     The following is a description of the requirements for the notice which your supplier must give you before he may terminate your franchise or decline to renew your franchise relationship. These notice requirements apply to all franchise terminations, including franchises entered into before June 19, 1978 and trial and interim franchises, as well as to all nonrenewals of franchise relationships.

     How much notice is required. In most cases, your supplier must give you notice of termination or nonrenewal at least 90 days before the termination or nonrenewal takes effect.

     In circumstances where it would not be reasonable for your supplier to give you 90 days notice, he must give you notice as soon as he can do so. In addition, if the franchise involves leased marketing premises, your supplier may not establish a new franchise relationship involving the same premises until 30 days notice was given to you or the date the termination or nonrenewal takes effect, whichever is later. If the franchise agreement permits, your supplier may repossess the premises and, in reasonable circumstances, operate them through his employees or agents.

     If the termination or nonrenewal is based upon a determination to withdraw from the marketing of motor fuel in the area, your supplier must give you notice at least 180 days before the termination or nonrenewal takes effect.

     Manner and contents of notice. To be valid, the notice must be in writing and must be sent by certified mail or personally delivered to you. It must contain:

     (1) A statement of your supplier's intention to terminate the franchise or not to renew the franchise relationship, together with his reasons for this action;
     (2)  The date the termination or nonrenewal takes effect; and
     (3)  A copy of this summary.

                   IV. TRIAL FRANCHISES AND INTERIM FRANCHISES

     The following is a description of the special requirements that apply to trial and interim franchises.

     Trial franchises. A trial franchise is a franchise, entered into on or after June 19, 1978, in which the franchisee has not previously been a party to a franchise with the franchisor and which has an initial term of 1 year or less. A trial franchise must be in writing and must make certain disclosures, including that it is a trial franchise, and that the franchisor has the right not to renew the franchise relationship at the end of the initial term by giving the franchisee proper notice.

     The unexpired portion of a transferred franchise (other than a trial franchise, as described above) does not qualify as a trial franchise.

     In exercising his right not to renew a trial franchise at the end of its initial term, your supplier must comply with the notice requirements described above under the heading "Notice Requirements for Termination or Nonrenewal."

     Interim franchises. An interim franchise is a franchise, entered into on or after June 19, 1978, the duration of which, combined with the terns of all prior interim franchises between the franchisor and the franchisee, does not exceed 3 years, and which begins immediately after the expiration of a prior franchise involving the same marketing premises which was not renewed, based upon a lawful determination by the franchisor to withdraw from marketing activities in the geographic area in which the franchisee operates.

     An interim franchise must be in writing and must make certain disclosures, including that it is an interim franchise and that the franchisor has the right not to

         FEDERAL REGISTER, VOL. 43, NO. 169 - WEDNESDAY, AUGUST 30, 1978


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renew the franchise at the end of the term based upon a lawful determination to withdraw from marketing activities in the geographic area in which the franchisee operates.

     In exercising his right not to renew a franchise relationship under an interim franchise at the end of its term, your supplier must comply with the notice requirements described above under the heading "Notice Requirements for Termination or Nonrenewal."

                              V. YOUR LEGAL RIGHTS

     Under the enforcement provisions of the Act, you have the right to sue your supplier if he fails to comply with the requirements of the Act. The courts are authorized to grant whatever equitable relief is necessary to remedy the effects of your supplier's failure to comply with the requirements of the Act, including declaratory judgment, mandatory or prohibitive injunctive relief, and interim equitable relief. Actual damages, exemplatry (punitive) damages under certain circumstances, and reasonable attorney and expert witness fees are also authorized. For a more detailed description of these legal remedies you should read the text of the Act.

         FURTHER DISCUSSION OF TITLE I - DEFINITIONS AND LEGAL REMEDIES

                                 I. DEFINITIONS

     Section 101 of the Petroleum Marketing Practices Act sets forth definitions of the key terms used throughout the franchise protection provisions of the Act. The definitions from the Act which are listed below are of those terms which are most essential for purposes of the foregoing summary statement. (You should consult section 101 of the Act for additional definitions not included here.)

     Franchise. A franchise is any contract between a refiner and a distributor, between a refiner and a retailer, between a distributor and another distributor, or between a distributor and a retailer, under which a refiner or distributor (as the case may be) authorizes or permits a retailer or distributor to use, in connection with the sale, consignment, or distribution of motor fuel, a trademark which is owned or controlled by such refiner or by a refiner which supplies motor fuel to the distributor which authorizes or permits such use.

     The term "franchise" includes any contract under which a retailer or distributor (as the case may be) is authorized or permitted to occupy leased marketing premises, which premises are to be employed in connection with the sale, consignment, or distribution of motor fuel under a trademark which is owned or controlled by such refiner or by a refiner which supplies motor fuel to the distributor which authorizes or permits such occupancy. The term also includes any contract pertaining to the supply of motor fuel which is to be sold, consigned or distributed under a trademark owned or controlled by a refiner, or under a contract which has existed continuously since May 15, 1973, and pursuant to which, on May 15, 1973, motor fuel was sold consigned or distributed under a trademark owned or controlled on such date by a refiner. The unexpired portion of a transferred franchise is also included in the definition of the term.

     Franchise relationship. The term "franchise relationship" refers to the respective motor fuel marketing or distribution obligations and responsibilities of a franchisor and a franchisee which result from the marketing of motor fuel under a franchise.

     Franchisee. A franchisee is a retailer or distributor who is authorized or permitted, under a franchise, to use a trademark in connection with the sale, consignment, or distribution of motor fuel.

     Franchisor. A franchisor is a refiner or distributor who authorizes or permits, under a franchise, a retailer or distributor to use a trademark in connection with the sale, consignment, or distribution of motor fuel.

     Marketing premises. Marketing premises are the premises which, under a franchise, are to be employed by the franchisee in connection with the sale, consignment, or distribution of motor fuel.

     Leased marketing premises. Leased marketing premises are marketing premises owned, leased, or in any way controlled by a franchisor and which the franchisee is authorized or permitted, under the franchise, to employ in connection with the sale, consignment, or distribution of motor fuel.

     Fail to renew and nonrenewal. The terms "fail to renew" and "nonrenewal" refer to a failure to reinstate, continue, or extend a franchise relationship
(1) at the conclusion of the term, or the expiration date, stated in the relevant franchise, (2) at any time, in the case of the relevant franchise which does not state a tern of duration or an expiration date, or (3) following a termination (on or after June 19, 1978) of the relevant franchise which was entered into prior to June 19, 1978 and has not been renewed after such date.

                   II. LEGAL REMEDIES AVAILABLE TO FRANCHISEE

     The following is a more detailed description of the remedies available to the franchisee if a franchise is terminated or not renewed in a way that fails to comply with the Act.

     Franchisee's right to sue. A franchisee may bring a civil action in United States District Court against a franchisor who does not comply with the requirements of the Act. The action must be brought within one year after the date of termination or nonrenewal or the date the franchisor fails to comply with the requirements of the law, whichever is later.

     Equitable relief. Courts are authorized to grant whatever equitable relief is necessary to remedy the effects of a violation of the law's requirements. Courts are directed to grant a preliminary injunction if the franchisee shows that there are sufficiently serious questions, going to the merits of the case, to make them a fair ground for litigation, and if, on balance, the hardship which the franchise would suffer if the preliminary injunction is not granted will be greater than the hardship which the franchisor would suffer if such relief is granted.

     Courts are not required to order continuation or renewal of the franchise relationship if the action was brought after the expiration of the period during which the franchisee was on notice concerning the franchisor's intention to terminate or not renew the franchise agreement.

     Burden of proof. In an action under the Act, the franchisee has the burden of proving that the franchise was terminated or not renewed. The franchisor has the burden of proving, as an affirmative defense, that the termination or nonrenewal was permitted under the Act, and, if applicable, that the franchisor complied with certain other requirements relating to terminations and nonrenewals based on condemnation or destruction of the marketing premises.

     Damages. A franchisee who prevails in an action under the Act is entitled to actual damages and reasonable attorney and expert witness fees. If the action was based upon conduct of the franchisor which was in willful disregard of the law's requirements or the franchisee's rights under the law, exemplary (punitive) damages may be awarded where appropriate. The court, and not the jury, will decide whether to award exemplary damages and, if so, in what amount.

     On the other hand if the court fords that the franchisee's action is frivolous, it may order the franchisee to pay reasonable attorney and expert witness fees.

     Franchisor's defense to permanent injunctive relief. Courts may not order a continuation or renewal of franchise relationship if the franchisor shows that the basis of the nonrenewal of the franchise relationship was a determination made in good faith and in the normal course of business:

     (1) To convert the leased marketing premises to a use other than the sale or distribution of motor fuel;
     (2)  To materially alter, add to, or replace such premises;
     (3)  To sell such premises,
     (4) To withdraw from marketing activities in the geographic area in which such premises are located; or
     (5) That renewal of the franchise relationship is likely to be uneconomical to the franchisor despite any reasonable changes or additions to the franchise provisions which may be acceptable to the franchisee.

     In making this defense, the franchisor also must show that he has complied with the notice requirements of the Act.

     This defense to permanent injunctive relief, however, does not affect the franchisee's right to recover actual damages and reasonable attorney and expert witness fees if the nonrenewal is otherwise prohibited under the Act.

     Issued in Washington, D.C. on August 23, 1978.

                                                                JOHN F. O'LEARY,
                                                               Deputy Secretary.

                                       [FR Doc. 78-24419 Filed 8028078. 9:15 am]

         FEDERAL REGISTER, VOL. 43, NO. 169 - WEDNESDAY, AUGUST 30, 1978


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                         DISTRIBUTOR FRANCHISE AGREEMENT

     It is agreed this ________ day of August , 2000 between CITGO Petroleum Corporation, a Delaware corporation, having a place of business at One Warren Place, Box 3758, Tulsa, Oklahoma, 74102, hereinafter called "CITGO,"
                                     and  The Pantry. Inc.
                                          --------------------------------------

                                          --------------------------------------

                                       a  --------------------------------------
         corporation, having a principal
         office and place of business at  1801 Douglas Drive
                                          --------------------------------------
                                          Sanford, North Carolina  27330
                                          --------------------------------------
                      hereinafter called             "FRANCHISEE."

                                   WITNESSETH:

     WHEREAS, CITGO and Franchisee intend by this Agreement to create a "franchise relationship" within the meaning of the Petroleum Marketing Practices Act; the parties expressly do not intend by this Agreement to create a "franchise" within the meaning of any state law relating to franchises; and

     WHEREAS, CITGO and Franchisee desire to provide for Franchisee's purchase from CITGO of certain petroleum products for resale by Franchisee under CITGO's trademark to consumers and retailers in a manner that will serve the interest of the consuming public and be of benefit to CITGO and Franchisee;

     NOW, THEREFORE, CITGO and Franchisee agree as follows:

1. TERM. This Agreement shall be effective for the term of seven (7) years, beginning 01 July 2000 and expiring on 30 June 2007. Unless validly terminated or nonrenewed as provided for in the Petroleum Marketing Practices Act, this Agreement shall automatically renew for successive three (3) year periods. This agreement replaces*

2. QUANTITIES. Franchisee shall purchase and accept hereunder quantities of products as set forth below during the respective monthly periods and CITGO shall sell and deliver the specified quantities of products during the respective monthly periods. Franchisee hereby acknowledges and agrees that the purchase and ratable lifting of the monthly quantities of product specified herein by Franchisee are reasonable, important and of material significance to the franchise relationship. Franchisee understands and agrees that any failure by Franchisee to purchase and accept a minimum of ninety percent (90%) of the monthly quantity of gasoline or diesel fuel listed below during any month on a ratable basis shall be a violation of this Agreement. Franchisee shall have the right to purchase up to one hundred and ten percent (110%) of the monthly quantity of gasoline and/or diesel fuel as set forth below. However, CITGO shall have no obligation at any time to provide more than one hundred and ten percent (110%) of such volumes during any month.

     The monthly quantities of product set forth below are based on the sales of motor fuels projected by the Franchisee at locations that CITGO has approved for branding with the CITGO trade name and trademark. In the event that CITGO agrees to brand additional locations, the monthly quantities of products set forth below shall automatically be increased by the projected sales of motor fuels at the newly branded locations. Likewise, if any location is debranded, the monthly quantities of product set forth below shall automatically be decreased by the projected sales at such formerly branded location. These automatic increases/decreases shall be effective beginning with the month in which the installation, or removal and return, of the CITGO sign and equipment is completed, and shall be confirmed by an Amendment to this Agreement. Franchisee and CITGO agree that they will review the addition or deletion of branded outlets at least on an annual basis.

     Franchisee agrees that the monthly quantity of gasoline set forth below shall be purchased and be lifted on a ratable basis during the month in the following ratio:

                   Unleaded Regular 65% Mid-grade Unleaded 15%

                   Premium Unleaded 20% __________________ __%

--------
* all prior distributor agreements between CITGO and the Franchisee and its affiliates, including Kangaroo Inc. and Miller Enterprises.


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Franchisee shall have the right to request a variation of the ratio of gasoline grades set forth above by making a written request to CITGO. Timely requests to modify the gasoline grade ratio shall be honored by CITGO to the best of its ability.

                                    GASOLINE

January See the Addendum, dated this same date, to this Distributor Franchise Agreement which requires
February Franchisee to purchase, as a minimum, a sufficient volume of gasoline to supply 170 stations.
March

April

May

June

July

August

September

October

November

December

TOTAL

Quantities shall be determined at time and place of loading. All measurements with regard to deliveries Into marine vessel, pipeline or tank car shall be corrected to 60DEG. F in accordance with prevailing ASTM procedures. With respect to all other deliveries under this Agreement, Franchisee elects to have quantities determined by liquid measure Temperature Corrected (delete inappropriate method) method. In any jurisdiction where applicable law dictates the method of measurement, such method shall be used.

3. DELIVERY OF PRODUCTS. Products will be made available at terminals or other locations selected by CITGO or, at CITGO's election, may be delivered to destination by transportation selected by CITGO. Franchisee shall strictly comply with all applicable rules and regulations of terminals and facilities at which Franchisee receives motor fuel from CITGO. Except as otherwise provided herein, deliveries shall be made in such quantities and at such times as may be reasonably directed by Franchisee, subject to CITGO's right to adequate notice in advance of desired delivery date. Franchisee shall ensure that all trucks, tankers and lines are dean and ready to receive CITGO's motor fuel, so that said fuel is not mixed, blended or adulterated with any other substance or product. CITGO may refuse to make delivery into any vehicle which, in the sole judgment of CITGO, is unsafe or inadequate. Franchisee agrees to provide such proof of insurance as required by CITGO covering Franchisee's liability for any negligent or willful acts it commits in connection with the loading, transporting and delivery of products. Title and risk of loss on all products covered by this Agreement shall pass to Franchisee at the time and place of delivery. Time and place of delivery shall be when and at the point that products pass connections between CITGO's truck rack or pipeline flange and Franchisee or its agent's receiving connections, transport trucks, tank cars, or vessels.

4. PRICES. Franchisee shall pay CITGO's distributor prices in effect at time and place of delivery. Such prices will be established by CITGO on an F.O.B. terminal basis, or other point of sale basis, including at CITGO's election, on a delivered basis. Franchisee shall also pay CITGO amounts equivalent to any tax, duty or impost now or hereafter imposed by the United States and/or any state and/ or municipality, and/or any other governmental authority.

5. TERMS OF PAYMENT. Franchisee agrees to pay CITGO in accordance with such terms as CITGO's Credit Department, in its sole discretion may from time to time prescribe in writing. These terms of payment are set forth on all CITGO invoices. At the present time, CITGO's credit terms are one percent (1%) Electronic Funds Transfer (EFT) twelve (12) days. The failure by Franchisee to pay any invoice within the terms then prescribed by CITGO's Credit Department may result in the restriction of credit, the denial of access to the petroleum terminals from which Franchisee is authorized to obtain its supply of petroleum products, and shall constitute grounds for termination and/or non-renewal of this Agreement. Franchisee agrees to provide CITGO's Credit Department with a current, audited or certified financial statement within ninety (90) days after the end of each fiscal year, and such other business related information as may be requested by CITGO's Credit Department from time to time.

6. BRANDS AND TRADE NAMES. Subject to the following, CITGO hereby grants to Franchisee, for the term of this Agreement, the right to use CITGO's applicable brand names, trademarks and other forms of CITGO's identification, in the manner established by CITGO from time to time, in connection with the resale by Franchisee of products acquired under CITGO's brand names.

     (a) CITGO reserves the right to control fully the quality and branding of products which may, from time to time, be sold and/or distributed under CITGO's brands and trade names, including the right to terminate or add to such products, or to change the name or names of any products. Franchisee shall sell all branded products delivered hereunder under such brand names, trademarks and trade names of CITGO as may be in use at the time of sale thereof. Franchisee shall not change or alter by any means whatsoever the nature, quality or appearance of any of the products purchased hereunder. However, if Franchisee elects to sell product(s) not purchased or acquired under this Agreement, Franchisee shall not allow nor permit the use of CITGO's brand names, trademarks, trade dress, and all other forms of CITGO identification,' in connection with the resale of such product(s). CITGO's "brand names and trademarks," as used herein, include CITGO's logos, brand identification, product and service advertising, credit cards, product names and service marks. CITGO's "trade dress" refers to the manner and style of advertising material, including color graphics and art work on product labels, point of sale material, buildings, signs, pumps and other equipment. Any other product(s) shall be dearly identified and labeled in such language and print at least comparable in size to CITGO's brand names, trademarks, trade dress, and other forms of CITGO identification, used on identical or similar product(s) to make it unmistakably clear that CITGO brand product(s) are not sold and to preclude any likelihood of confusion, mistake or deception of the public. As an example, but not by way of limitation, if a Franchisee sells from a product dispenser a fuel which was not purchased or acquired under this Agreement, the Franchisee shall completely obliterate the CITGO brand names, trademarks, trade dress, and all other forms of CITGO identification with the following designation in print at least comparable in size to the largest CITGO identification which is being used on any similar product dispenser: "NO BRAND, THIS IS NOT A CITGO PRODUCT." Franchisee agrees that if a customer of the Franchisee requests a CITGO product(s) and such product(s) is not available, the customer of the Franchisee will be orally advised by the Franchisee that such CITGO product(s) is not available. Franchisee hereby agrees to defend, indemnity and hold CITGO harmless from any and all claims, damages, actions or fines (including costs and attorneys' fees actually incurred) arising out of Franchisee's purchase, storage or sale of non-CITGO products.

     (b) Franchisee recognizes that the identification, trademark and brand names of CITGO are the property of CITGO and that CITGO's requirements as herein stated relating to the use of such identification and distributor's advertising (to include motor vehicles and dispensing equipment) are reasonable and of material significance to the franchise relationship. Accordingly, it is further agreed that a failure by the Franchisee to comply with the terms and provisions of this Section 6 shall constitute grounds for termination and/or non-renewal of this Agreement.

     (c) All signs, poles and identification items furnished or leased to Franchisee by CITGO, for display at premises through which Franchisee supplies products for resale, shall be erected, installed and maintained in accordance with CITGO's specifications, shall remain the property of CITGO and shall be detached by the Franchisee, or by CITGO (at Franchisee's expense), at CITGO's option, from the premises and be safely stored and made available for repossession by CITGO upon CITGO's request. Franchisee agrees to obtain written acknowledgement on forms satisfactory to CITGO, from the owner and/or occupant at each of said premises, of CITGO's ownership of said signs, poles and identification items and of the right of Franchisee or CITGO or their agents to remove same from the premises at any time. Franchisee understands and agrees that CITGO identification items will only be provided for those premises that fulfill CITGO's standards and requirements. Therefore, Franchisee shall not make available or erect any such CITGO identification items at any location that has not been approved in writing by CITGO nor shall Franchisee relocate any CITGO identification items without CITGO's prior written consent. Franchisee hereby agrees to install all said signs, poles and identification items in accordance with CITGO's specifications and to maintain all said equipment in good repair. Franchisee shall bear all responsibility for costs involved in such maintenance and repair as well as removal. Franchisee agrees to purchase insurance sufficient to cover the repair and/or replacement value of all said signs, poles and identification items. CITGO retains title and all ownership rights in all such signs, poles and identification items. Franchisee agrees that all such signs, poles and identification items will remain at the designated CITGO branded location until such time as CITGO grants its permission in writing to relocate same. Franchisee hereby grants to CITGO the right to enter upon Franchisee's property and each CITGO branded location for the purpose of installing, repairing, maintaining, or removing all signs, poles and identification items at any time during reasonable business hours. Franchisee further agrees to indemnify and hold CITGO harmless from any and all damages and/or claims for damages arising out of the installation, use, repair, maintenance, or removal of all signs, poles and identification items furnished or leased to Franchisee by CITGO.

     (d) In the event that Franchisee terminates this Agreement, or breaches this Agreement which breach results in termination, Franchisee shall reimburse CITGO for its costs and expenses, including costs for material and installation incurred for branding Franchisee's or its customers' service stations and convenience stores (the "Branding Costs"). The amount of Branding Costs to be reimbursed shall be equal to the amount of Branding Costs incurred for a station/store multiplied by a fraction, the numerator being 36 minus the number of months that the station/store was branded CITGO subsequent to the Completion Date and the denominator being 36. For purposes herein, the Completion Date shall mean the date that the station/store was approved by CITGO as a CITGO branded outlet.

7. MINIMUM STANDARDS. Franchisee shall operate or cause to operate retail facilities including all buildings, equipment, restrooms, and driveways which are owned, operated, supplied, leased, licensed or franchised by Franchisee in a clean, neat, safe, lawful and healthful manner, and not in violation of CITGO's rules and image standards. CITGO shall have the right to debrand or require Franchisee to debrand any retail facility failing to meet the provisions of this
Section 7.

8. ALLOCATION. If CITGO, because of a shortage of crude oil, raw materials, products, or refining capacity, either of its own, or of its other regular sources of supply, or in the industry generally, or because of governmental regulations, or for any reason, deems that it may be unable to meet all of its supply requirements, CITGO may allocate its products equitably among its various customers pursuant to a plan, method or formula as CITGO believes fair and reasonable. Franchisee agrees to be bound by any such allocation. During the period of such allocation, the provisions of Paragraph 2 relating to volume requirements shall not be effective, and the quantity deliverable under this Agreement shall then be such quantity as CITGO determines it can equitably allocate to Franchisee. Upon cessation of any such period of allocation neither CITGO nor Buyer shall be obligated to make up any quantities omitted pursuant to the provisions herein.

9. CLAIMS. Any claim for defect or variance in quality of product furnished hereunder shall be made in writing directed to CITGO as herein provided within five (5) days after discovery of the defect or variance. CITGO shall be furnished samples adequate to test the products claimed to be defective and shall be afforded the opportunity to take its own samples. Any and all claims not made within the time and in the manner herein provided shall be deemed waived and released by the Franchisee.

10. CREDIT CARDS. During the term of this franchise, Franchisee shall be entitled to grant credit to holders of credit cards which may be issued by CITGO and/or issued by other companies listed in CITGO's then current credit card regulations, a copy of which has been provided to Franchisee. It is specifically understood that the granting of credit shall be pursuant to the terms and conditions set forth in such credit card regulations including that such credit extension shall be only in conjunction, with the sale of CITGO products and that CITGO shall have the right in its sole discretion to amend or terminate such regulations and discontinue its credit card program at any time. Franchisee agrees that all credit card invoices which it may transmit and assign to CITGO shall be in conformity with CITGO's credit card regulations and that CITGO may reject or charge back any credit card invoices not conforming to said instructions. Franchisee further agrees that upon such rejection or charge back, the value of the credit card invoices which were rejected or charged back shall become immediately due and owing from Franchisee to CITGO and may be deducted from subsequent checks for payment of credit card invoices. All credit card invoices shall be forwarded by registered mail or other means authorized by CITGO to such place(s), and at such time intervals, as CITGO may designate, from time to time. Franchisee expressly agrees that CITGO shall have the right but not the obligation to apply the proceeds of credit card invoices or any other credits which may be owing to Franchisee toward the payment of any indebtedness owed by Franchisee to CITGO. Franchisee grants to CITGO a security interest in all credit card invoices and proceeds from such credit card invoices to secure the payment of product purchases from CITGO, and agrees to execute documents reasonably necessary to perfect such security interest.

11. FORCE MAJEURE. In the event that either party hereto is hindered, delayed or prevented by "force majeure" in the performance of this Agreement, the obligation of the party so affected shall be suspended and proportionally abated during the continuance of the force majeure condition and the party so affected shall not be liable in damages or otherwise for its failure to perform. The term "force majeure" as used herein shall mean any cause whatsoever beyond the control of either party hereto, including, but not limited to (a) act of God, flood, fire, explosion, war, riot, strike and other labor disturbance; (b) failure in, or inability to obtain on reasonable terms, raw materials, finished products, transportation facilities, storage facilities and/or manufacturing facilities; (c) diminution, nonexistence or redirection of supplies as a result of compliance by CITGO, voluntary or otherwise, with any request, order, requisition or necessity of the government or any governmental officer, agent or representative purporting to act under authority, or with any governmental or industry rationing, allocation or supply program; and (d) CITGO's inability to meet the demand for its products at CITGO's normal and usual source points for supplying Franchisee, regardless of whether CITGO may have been forced to divert certain supplies from such source points in order to alleviate shortages at other distribution points.

     If by reason of any force majeure condition CITGO shall be unable to supply the requirements of all of its customers of any product covered by this Agreement, CITGO's obligation while such condition exists shall, at its option, be reduced to the extent necessary in its sole judgment and discretion to apportion fairly and reasonably among CITGO's customers the amount of product which it is able to supply. Franchisee shall not hold CITGO responsible in any manner for any losses or damages which Franchisee may claim as a result of any such apportionment. CITGO shall not be required to make up any deficiency in any product not delivered as a result of any such apportionment. In no event shall any force majeure condition affect Franchisee's obligation to pay for product when due.

12. TERMINATION AND NON-RENEWAL. CITGO's rights to terminate or elect not to renew this franchise relationship are as specified in Title I of the Petroleum Marketing Practices Act as same maybe amended from time to time. The Pantry's termination*

13. HANDLING OF PRODUCTS. (a) Franchisee acknowledges that the petroleum products being sold under this franchise, by their nature, require special precautions in handling and that Franchisee, its employees and agents are fully informed as to governmental regulations and approved procedures relating thereto. Franchisee is solely responsible for compliance with all laws, rules, regulations and orders relative to receiving, transporting, storing, pricing, selling and distributing products covered hereunder. Franchisee is also solely responsible for the proper disposal of waste materials generated at any of the Franchisee's facilities. Franchisee shall also inject into the gasoline such additives and in such amounts as requested by CITGO.

     (b) Franchisee agrees and understands that the regulations of the Environmental Protection Agency require that where motor gasoline is marketed as "unleaded gasoline" such gasoline will not contain more than 0.05 grams of lead per gallon at the retail level and that such regulations may lead to imposition of substantial penalties whenever violations occur. CITGO hereby agrees that it will utilize all necessary and appropriate testing procedures to ensure that the lead concentration in "unleaded gasoline" CITGO sells to Franchisee does not exceed legally acceptable limits. Franchisee agrees that insofar as it sells unleaded gasoline under CITGO's brand name or trademark, Franchisee will regularly and frequently test its transportation means and all storage tanks from which such product is dispensed so as to ensure that the lead content of such gasoline at no time exceeds the legal limits. Franchisee further covenants that insofar as its aforementioned tests should, at any time reflect that the lead content of such gasoline exceeds 0.04 grams per gallon, it will immediately notify CITGO and take such further action with respect to said gasoline as CITGO may request. Franchisee further agrees to comply with all applicable posting and labeling laws and regulations, including but not limited to those pertaining to octane ratings, lead and oxygenates.

     (c) Franchisee further agrees to comply or to require compliance with all laws, rules and regulations, whether federal, state or local, pertaining to underground storage tanks and lines which hold petroleum products sold to Franchisee pursuant to this Agreement including but not limited to those of financial responsibility and/or pollution insurance requirements.

     (d) Franchisee further agrees to indemnify and hold CITGO harmless from any and all damages and/or claims for damages arising out of any violation of this Section 13.

14. INDEMNITY (a) Franchisee hereby releases and agrees to indemnify and hold CITGO, its agents, servants, employees, successors and assigns, harmless from and against any and all claims, suits, losses, obligations, liabilities, injuries, and damages, including attorneys' fees and costs of litigation, for death, personal injury, property damage or other claim arising out of any failure by Franchisee to perform, fulfill or observe any obligation or liability of, Franchisee set forth herein or any negligent act or omission by Franchisee or any cause or condition of any kind directly or indirectly arising in connection with the use, occupancy, maintenance, upkeep, repair, replacement or operation of any place of business, service station or marketing premises (including but not limited to adjacent sidewalks, drives, curbs, signs, poles and all other fixtures and equipment located thereon) which place of business, service station or marketing premise is or was either directly or indirectly owned, leased, operated, supplied, franchised, or licensed by or through Franchisee.

*rights as set forth in Paragraph 11 of the Addendum to this DFA that was executed by the parties on this same date shall survive the termination of the Addendum and remain in full force and effect during the term of this agreement.

     (b) Franchisee hereby releases and agrees to indemnify and hold CITGO, its agents, servants, employees, successors and assigns, harmless from and against any and all claims, suits, Iosses, injuries, liabilities and damages, including attomeys' fees and costs of litigation, resulting from the shipment, delivery, use, storage, (handling, and sale of petroleum products, including, but not limited to, the seepage or leakage of any petroleum products and fire or explosion at any place of business, service station or marketing premises, including, but not limited to, the storage tanks, piping and pumps located thereon which place of business, service station or marketing premises is or was either directly or indirectly owned, leased, operated, supplied, franchised or licensed by or through Franchisee.

     (c) Franchisee shall defend, indemnify and hold CITGO, its agents, servants, employees, successors and assigns, harmless from and against any fines, penalties, taxes, judgments, charges, or expenses, (including attorneys' fees and costs of litigation), for violations of any law, ordinance or regulation caused by any act or omission, whether negligent or otherwise, of Franchisee or its agents, servants, employees, contractors, dealers, franchisees or licensees.

     (d) Notwithstanding the foregoing provisions, Franchisee will not be responsible for violations of any law, ordinance or regulation by CITGO, nor for any acts or omissions arising from the sole negligence of CITGO, its agents, or employees.

15. INSURANCE. (a) Franchisee shall obtain and maintain, at its own expense, insurance through an insurer acceptable to CITGO. Such insurance shall include:

(1) Worker's Compensation Insurance covering Franchisee's employees; and Employer's Liability Insurance with a minimum limit of FIVE HUNDRED THOUSAND DOLLARS ($500,000) per occurrence.

(2) Commercial General Liability Insurance, including contractual liability and products-completed operations liability, explosion, and collapse liability, as well as coverage on all contractor's equipment (other than motor vehicles licensed for highway use) owned, hired, or used in performance of this Agreement having a minimum combined single limit of ONE MILLION DOLLARS ($1,000,000) each occurrence (or the equivalent) for bodily injury and property damage including personal injury.

(3) Automobile Liability Insurance, including contractual liability covering all motor vehicles owned, hired, or used in the performance of this Agreement, with a minimum combined single limit of ONE MILLION DOLLARS ($1,000,000) each occurrence (or the equivalent) for bodily injury and property damage.

     (b) The foregoing are minimum insurance requirements only and may not adequately meet the entire insurance needs of Franchisee. Franchisee shall list CITGO as an additional insured on all insurance policies described in subsection
(2) and (3) above and such insurance shall not be subject to other insurance clauses. Franchisee shall furnish to CITGO upon request with certificates of insurance acceptable to CITGO, which provide that coverage will not be canceled or materially changed prior to thirty (30) working days' advance written notice to CITGO.

     (c) Franchisee shall require its dealers, who are handling CITGO product, to maintain the insurance described herein.

16. ASSIGNMENT/TRANSFER. This Agreement may not be assigned by Franchisee except with CITGO's prior written consent which will not be unreasonably withheld. In the event more than thirty-five percent (35%) of the ownership interest of Franchisee's business is sold, transferred, or otherwise disposed of, then CITGO reserves the right to deem such a transfer an attempt to assign this Agreement. In any event, Franchisee must notify CITGO thirty (30) days prior to the transfer of any ownership interest in Franchisee's business.

17. RELATIONSHIP OF THE PARTIES. Franchisee is an independent contractor operating an independent business and is not authorized to act as an agent or employee of CITGO or to make any commitments or incur any expense or obligations of any kind on behalf of CITGO, unless expressly authorized by CITGO in writing.

18. GENERAL PROVISIONS. This Agreement shall bind the executors, administrators, personal representatives, assigns and successors of the respective parties. The right of either party to require strict performance by the other party hereunder shall not be affected by any previous waiver, forbearance or course of dealing. No delay or omission of CITGO in exercising or enforcing any right or power accruing upon any breach of this Agreement by Franchisee shall impair any such right or power, or shall be construed to be a waiver of any breach of this Agreement, or any acquiescence therein. All notices hereunder shall be deemed to have been sufficiently given if and when presented or mailed by certified mail to the parties at the addresses above or such other addresses as may be fumished to the other in writing by certified mail. All understandings and agreements relating to the subject matter hereof either verbal or written, except insofar as incorporated in this Agreement, are hereby canceled and withdrawn. CITGO has made no promises, claims or representations to Franchisee which are not contained in this Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may be altered only by writing signed by the parties hereto. This Agreement shall not be binding upon CITGO until it has been duly accepted by CITGO as evidenced by the signature of its Vice President or other authorized designee. Commencement of dealing between the parties shall not be deemed a waiver of this requirement. This Agreement shall be governed by the laws of the State of Oklahoma.

IN WITNESS WHEREOF, the parties have caused this Instrument to be duly executed the day and year first above written.

Firm: THE PANTRY, INC.                      CITGO PETROLEUM CORPORATION


By:      /s/ Peter J. Sodini                By:        /s/ WA DeVore
   ------------------------------               ---------------------------


         /s/ Dennis Crook                              /s/ S J Bednar
   ------------------------------               ---------------------------
             Witness:                                     Witness:

                   ADDENDUM TO DISTRIBUTOR FRANCHISE AGREEMENT

                            CITGO IMAGE VALUE PROGRAM

Franchisee acknowledges that the appearance and cleanliness of CITGO brand retail outlets are important for both CITGO and its distributors since they are key factors in enabling distributors to gain new customers, keep customers coming back, and compete more effectively. In an effort to further enhance the CITGO brand image and customer loyalty, CITGO has developed the CITGO Image Value Program ("Program") that establishes standards for appearance and cleanliness for all CITGO brand retail outlets.

Paragraph 7 of the Distributor Franchise Agreement requires that Franchisee comply with certain minimum standards of CITGO. This obligation includes operating, or causing the retail outlets to operate, the retail facilities in a dean neat, safe, lawful and healthful manner. If any retail outlet is not operated in accordance with these minimum standards, CITGO may debrand, or cause the Franchisee to debrand, the retail outlet. Thus, pursuant to Paragraph 7, Franchisee agrees to meet, and cause its CITGO brand retail outlets to meet, the standards set forth in the program.

The evaluation and debrand procedures of the Program are as follows:

.. A CITGO representative will evaluate each retail outlet of Franchisee twice a year unless the retail outlet scores 90% or above on the first evaluation in which case a second evaluation will not be required that year.

.. If the retail outlet scores below 70% on the first evaluation, CITGO will send Franchisee a notice of noncompliance to Franchisee. A second evaluation will then be performed within 30 to 60 days from the date of the noncompliance notice.

.. If the retail outlet scones below 70% on the second evaluation, CITGO will send Franchisee a notice to debrand the retail outlet. Franchisee, at Franchisee's sole expense, will have 120 days from the date of this notice to debrand and remove the CITGO signs and take all necessary steps to otherwise debrand the retail outlet. This will provide Franchisee with enough time to comply with the notice requirements of the Petroleum Marketing Practices Act.

Franchisee shall pay the fees charged to conduct the evaluations as follows: 1) 50% of the fees will be paid out of Franchisee's cooperative advertising fund and 2) CITGO will EFT Franchisee's account for the remaining 50% of the fees. If Franchisee does not have enough cooperative advertising funds to cover 50%, the shortfall will also be drafted from Franchisee's account. The fee that will be charged for each evaluation in 1998 will be $25.00 per retail outlet.

CITGO Petroleum Corporation                                 [CITGO LOGO]
                                                            P.O. Box 3758
                                                            Tulsa OK 74102-3758

                                                      May 27, 1994

Dear CITGO Branded Distributor:

     The EPA has suggested that a branded refiner's supply agreement specifically refer to RVP regulations. CITGO's Distributor Franchise Agreement does require full compliance with all applicable laws and regulations. The purpose of the enclosed Addendum is to reference the RVP regulations specifically. Please place the Addendum with your CITGO Distributor Franchise Agreement.

Very truly yours,


/s/ Marty Sedlacek

Marty Sedlacek
General Manager
Marketing

SJB/kl

                   ADDENDUM TO DISTRIBUTOR FRANCHISE AGREEMENT

     The EPA have promulgated regulations restricting the maximum allowable reid vapor pressure ("RVP") for gasoline. The maximum RVP during the RVP season (generally June 1 through September IS) is 7.8 psi in nonattainment areas and
9.0 psi in all other areas. These regulations provide for the imposition of substantial penalties whenever violations occur. Section 13 of the Distributor Franchise Agreement requires Franchisee to comply with all laws, rules, regulations and orders relative to the receiving, transporting, storing, distributing and selling gasoline, including the RVP regulations.

     CITGO will utilize all necessary and appropriate testing procedures to ensure that motor fuels sold to Franchisee are in compliance with the RVP regulations. Franchisee, after lifting or receiving the motor fuels, will take appropriate measures to ensure that the motor fuels remain in compliance with the RVP regulations through sale at retail. Specifically, Franchisee will deliver and sell only 7.8 psi (or lower) gasolines into nonattainment areas and
9.0 psi (or lower) into all other areas during the RVP season, and will not adulterate, contaminate or add any components to CITGO motor fuels, or allow others to do so, the effect of which would result in the motor fuels no longer complying with the RVP regulations. Prior to the start of the RVP Season, Franchisee will also monitor its gasoline inventory turnover so that all grades of gasoline at the retail locations that are supplied by Franchisee are in compliance with the RVP regulations at the start of the RVP season.

     All retail locations that are branded CITGO are included in CITGO's retail quality program and are subject to random and periodic sampling. CITGO and/or Franchisee may take samples at retail locations that are operated or supplied by Franchisee for the purpose of testing for RVP compliance. Insofar that an RVP violation is detected by testing or otherwise, Franchisee shall immediately cease selling motor fuels that are in violation and take such further action necessary to remedy the violation, including such action as CITGO or the EPA may request. Furthermore, Franchisee must immediately report such violation to CITGO and advise CITGO of corrective actions, steps to prevent future violation, steps to identify the cause of the violation, and the results of resampling and testing.

     Franchisee will advise its employees, agents, and dealers who are involved in the ordering, selling, dispatching and delivery of motor fuels of the RVP regulations and provide appropriate training of such personnel especially for those supplying retail locations in nonattainment areas that borders attainment areas, and supplied from terminals that handle both 7.8 psi and 9.0 psi motor fuels.

CITGO Petroleum Corporation                                 [CITGO LOGO]
                                                            P.O. Box 3758
                                                            Tulsa OK 74102-3758

                                                      December 2, 1994

Dear CITGO Branded Distributor:

     The EPA has suggested that a branded refiner's supply agreement specifically refer to RFG regulations. CITGO's Distributor Franchise Agreement does require full compliance with all applicable laws and regulations. The purpose of the enclosed Addendum is to reference the RFG regulations specifically. Please place the Addendum with your CITGO Distributor Franchise Agreement.

Very truly yours,


/s/ Marty Sedlacek

Marty Sedlacek
General Manager
Marketing

                   ADDENDUM TO DISTRIBUTOR FRANCHISE AGREEMENT

     The U.S. Environmental Protection Agency (the "EPA) has issued regulations in CFR Part 80 of Title 40 in order to comply with the Clean Air Act of 1990 (the "Regulations"). The Regulations require that, on and after December 1, 1994, only reformulated gasoline ("RFG") may be delivered to retail locations that are located within various ozone nonattainment areas ("RFG Areas"). CITGO will supply to you motor fuels that meet the requirements of the Regulations. However, it is also your responsibility to comply with the Regulations. These Regulations prescribe various rules concerning segregation of RFG, transfer documentation when transferring title or custody throughout the distribution chain, quality assurance programs, fuel additive requirements, retention of records for five years, varying specifications by regions, and registration with the EPA. These Regulations provide for the imposition of substantial penalties whenever violations occur. Section 13 of the Distributor Franchise Agreement requires Franchisee to comply with all laws, rules, regulations and orders relative to the receiving, transporting, storing, distributing and selling gasoline, including the Regulations.

     Maintain Product Integrity. The Regulations require that downstream parties, including distributors, not (i) sell or deliver to any retail facility located within a RFG Area motor fuels that do not meet the Regulation's RFG requirements, (ii) contaminate or commingle RFG with any product that is not RFG, and sell or distribute the resulting mixture as RFG, or (iii) contaminate or impermissibly commingle conventional gasoline or RBOB. Contaminate or impermissibly commingle conventional gasoline means blending any material (except legally permissible amounts of oxygenates), unless (i) the material itself, prior to blending, satisfies all the requirements and specifications for conventional gasoline and (ii) such blending is performed by someone who is in compliance with all of the regulations pertaining to "refiners," including registration requirements with the EPA. With respect to RBOB, only CITGO may blend the oxygenate. With respect to conventional gasoline, only CITGO may blend products and oxygenates. Franchisee shall not blend any products, materials or oxygenates with CITGO branded gasolines unless (i) such blending complies with all Regulations and (ii) prior written consent is obtained from CITGO's Manager of gasoline products.

     Franchisee shall allow CITGO, its agents and contractors access to the retail facility for the purpose of obtaining samples to be tested under CITGO's Quality Assurance Program. Franchisee shall provide to CITGO a copy of the results of any testing that was performed on the motor fuels by Franchisee or that were received by the Franchisee from the EPA or any other third party. In the event that a violation of the requirements for RFG or conventional gasoline is detected, whether by testing or otherwise, Franchisee shall immediately cease selling the noncomplying RFG or conventional gasoline and take such further action as is necessary to remedy the violation, including such action as CITGO or the EPA may request. Furthermore, Franchisee must immediately report any violations to CITGO and advise CITGO of corrective actions, steps to prevent further violation, steps to identify the cause of the violations, and the results of resampling and testing.

     Transfer Documents. CITGO and Franchisee agree to comply with the Regulations on Product Transfer Documentation with respect to transfer of title or custody of RFG, RBOB, and conventional gasoline. The Product Transfer Documents (PTD) must contain the specific information described in Sections 80.77, 80.106 and 80.158 of the Regulations. This information includes (i) name and address of both the transferor and transferee; (ii) the volume, (iii) location and date of transfer; (iv) the proper identification of the gasoline as conventional or reformulated; and (v) in the case of RFG or RBOB additional information including whether the RFG or RBOB is VOC controlled, and if so, whether VOC is controlled in Region 1 or 2, whether the gasoline is oxygenated fuels program reformulated gasoline ("OPRG"), whether the gasoline is certified under the simple or complex model, and the minimum and/or maximum standards of benzene, oxygen and RVP. If the transferor or transferee is a refiner, importer or oxygenate blender, its EPA assigned registration number must also be included on the PTD.

     The PTD for conventional gasoline must also contain a statement that the product does not meet the requirements for reformulated gasoline, and may not be used in any reformulated gasoline covered area.

     The PTD must be given by the transferor to transferee for each change of title or custody in the distribution chain (retailer's sales to consumer users are excluded).

     The PTD must be kept for 5 years for both RFG and conventional gasoline. Additionally, retail locations must keep the PTD for the most recent three deliveries.

     The PTD for each load of gasoline shall state whether the gasoline has been additized or if not additized, shall state that the gasoline can not be sold to the ultimate consumer.

     Fuel Additive. As of January 1, 1995, no gasoline can be sold to the retail consumer that has not been properly additized. All gasoline must contain the proper level of a certified additive. CITGO will provide automated additive injection systems at all of its "owned" or "equity" terminals and most of the exchange terminals. For gasolines lifted from those exchange terminals not having automated additive injection systems, CITGO will provide the additive but the Franchisee must blend the additive by hand. CITGO will advise you of terminals that require manual additive treating. The Franchisee is responsible for ordering and maintaining a sufficient inventory of additive to meet the requirements of manual treating under the Regulations.

     The Franchisee must comply with the record keeping requirements of the Regulations, and such records must be available to the EPA and CITGO. In addition to the PTD, Franchisee is required to maintain the volumetric additive reconcilation (VAR) records for each load of gasoline that is hand treated. The records must show that each load of gasoline was properly additized.

           SUMMARY OF TITLE I OF THE PETROLEUM MARKETING PRACTICES ACT

[3128-01]                                                                 38743

                             OFFICE OF THE SECRETARY

                               SUMMARY OF TITLE I
                    OF THE PETROLEUM MARKETING PRACTICES ACT

AGENCY: Department of Energy.

ACTION: Notice.

SUMMARY: This notice contains a summary of Title I of the Petroleum Marketing Practices Act, a new Federal law enacted on June 19, 1978. The law is intended to protect franchised distributors and retailers of gasoline and diesel motor fuel against arbitrary or discriminatory termination or non-renewal of franchises. The summary describes the reasons for which a franchise may be terminated or not renewed under the new law, the responsibilities of franchisors, and the remedies and , relief available to franchisees. Franchisors must give franchisees copies of the summary contained in this notice whenever notification of termination or nonrenewal of a franchise is given.

FOR FURTHER INFORMATION

CONTACT:

     William C. Lane, Jr., Office of Competition, Department of Energy, 20 Massachusetts Avenue NW., Room 712, Washington, D.C. 20845, 202-376-9495. Michael Paige or Judith H. Garfield, Office of General Counsel, Department of Energy, 12th and Pennsylvania Avenue NW, Room 5134, Washington, D.C. 20461, 202-566-9565 or 202-566-2085.

SUPPLEMENTARY INFORMATION: Title I of the Petroleum Marketing Practices Act, Pub. L. 95-297 (the "Act"), enacted on June 19, 1978, provides for the protection of franchised distributors and retailers of motor fuel by establishing minimum Federal standards goveming the termination of franchises and the non-renewal of franchise relationships by the franchisor or distributor of such fuel. Section 104(d)(1) of the Act provides that the Secretary of Energy shall prepare and publish in the FEDERAL REGISTER, not later than 30 days after enactment of the Act, a simple and concise summary of the provisions of Title 1, including a statement of the respective responsibilities of, and the remedies and relief available to, franchisors and franchisees under that title.

     As required by section 104(d)(1) of the Act, the following is a summary statement of the respective responsibilities of, and the remedies and relief available to, franchisors and franchisees. Franchisors must give copies of this summary statement to their franchisees when entering an agreement to terminate the franchise or not to renew the franchise relationship, and when giving notification of termination or non-renewal. In addition to the summary of the provisions of Tide 1, a more detailed description of the definition contained in the Act and of the legal remedies available to franchisees is also included in this notice, following the summary statement.

                SUMMARY OF LEGAL RIGHTS OF MOTOR FUEL FRANCHISEES

This is a summary of the franchise protection provisions of the Federal Petroleum Marketing Practices Act. This summary must be given to you. as a person holding a franchise for the sale, consignment or distribution of gasoline or diesel motor fuel, in connection with any termination or non-renewal of your franchise by your franchising company (referred to in this summary as your supplier).

The franchise protection provisions of the Act apply to a variety of franchise arrangements. The term "franchise" is broadly defined as a license to use a motor fuel trademark which is owned or controlled by a refiner, and it includes secondary arrangements such as leases of real property and motor fuel supply agreements which have existed continuously since May 15, 1973, regardless of a subsequent withdrawal of a trademark. Thus, if you have lost the use of a trademark previously granted by your supplier but have continued to receive motor fuel supplies through a continuation of a supply agreement with your supplier, you are protected under the Act.

     You should read this summary carefully, and refer to the Act if necessary, to determine whether a proposed termination or non-renewal of your franchise is lawful, and what legal remedies are available to you if you think the proposed termination or failure to renew is not lawful. In addition, if you think your supplier has failed to comply with the Act, you may wish to consult an attorney in order to enforce your legal rights.

     The Act is intended to protect you, whether you are a distributor or a retailer, from arbitrary or discriminatory termination or non-renewal of your franchise agreement. To accomplish this, the Act first lists the reasons for which termination or nonrenewal is permitted. Any notice of termination or non-renewal must state the precise reason, as listed in the Act, for which the particular termination or non-renewal is being made. These reasons are described below under the headings "Reasons for Termination" and "Reasons for Nonrenewal."

     You should note that the Act does not restrict the reasons which may be given for the termination of a franchise agreement entered into before the June 19, 1978 effective date of the Act. However, any non-renewal of such a terminated franchise must be based on one of the reasons for non-renewal summarized below.

     The Act also requires your supplier to give you a written notice of termination or intention not to renew the franchise within certain time periods. These requirements are summarized below, under the heading "Notice Requirements for Termination or Non-renewal."

     The Act allows trial and interim franchise agreements, which are described below under the heading "Trial and Interim Franchises."

     The Act gives you certain legal rights if your supplier terminates or does not renew your franchise in a way that is not permitted by the Act. These legal rights are described below under the heading "Your Legal Rights."

     This summary is intended as a simple and concise description of the general nature of your rights under the Act. For a more detailed description of these rights, you should read the text of the Petroleum Marketing Practices Act itself (Pub. L. 95-297, 92 Stat. 322,15 U.S.C. 2801).

                           I. REASONS FOR TERMINATION

     The following is a list of the only reasons for which your franchise is permitted to be terminated by the Act. One or more of these reasons must be specified if your franchise was entered into on or after June 19, 1978 and is being terminated. If your franchise was entered into before June 19, 1978, as discussed above, there is no statutory restriction on the reasons for which it may be terminated. If such a franchise is terminated, however, the Act requires the supplier to renew the franchise relationship unless one of the reasons listed under this heading or one of the additional reasons for non-renewal described below under the heading "Reasons for Non-renewal" exists.

     If your supplier attempts to terminate a franchise which you entered into on or after June 19, 1978 for a reason that is not listed under this heading, you can take the legal action against your supplier that is described below under the heading "Your Legal Rights."

     Noncompliance with franchise agreement. Your supplier may terminate your franchise if you do not comply with a reasonable and important requirement of the franchise relationship. In order to use this reason, your supplier must have learned of this non-compliance recently. The Act limits the time period within which your supplier must have learned of your non-compliance to various periods, the longest of which is 120 days, before you receive notification of the termination.

     Lack of good faith efforts. Your supplier may terminate your franchise if you have not made good faith efforts to carry out the requirements of the franchise, provided you are fast notified in writing that you are not meeting a requirement of the franchise and you are given an opportunity to make a good faith effort to carry out the requirement. This reason can be used by your supplier only if you fail to make good faith efforts to carry out the requirements of the franchise for a period of 180 days before you receive the notice of termination.

     Mutual agreement to terminate the franchise. A franchise can be terminated by an agreement in writing between you and your supplier if the agreement is entered into not more than 180 days before the effective date of the termination and you receive a copy of this agreement, together with this summary statement of your rights under the Act. You may cancel the agreement to terminate within 7 days after you receive a copy of the agreement, by mailing (by certified mail) a written statement of this effect to your supplier.

     Withdrawal from the market area. Under certain conditions, the Act permits your supplier

        FEDERAL REGISTER, VOL. 43, NO. 169 - WEDNESDAY, AUGUST 30, 1978 to terminate your franchise if your supplier is withdrawing from marketing activities in the entire geographic area in which you operate. You should read the Act for a more detailed description of the conditions under which market withdrawal terminations are permitted.

     Other events permitting a termination. If your supplier learns within the time period specified in the Act (which in no case is more than 120 days prior to the termination notice) that one of the following events has occurred, your supplier may terminate your franchise agreement:

     (1) Fraud or criminal misconduct by you that relates to the operation of your marketing premises.
     (2)  You declare bankruptcy or a court determines that you are insolvent.
     (3) You have a severe physical or mental disability lasting at least 3 months which makes you unable to provide for the continued proper operation of the marketing premises.
     (4) Expiration of your supplier's underlying lease to the leased marketing premises, if you were given written notice before the beginning of the term of the franchise of the duration of the underlying lease and that the underlying lease might expire and not be renewed during the tern of the franchise.
     (5) Condemnation or other taking by the government, in whole or in part, of the marketing premises pursuant to the power of eminent domain. If the termination is based on a condemnation or other taking, your supplier must give you a fair share of any compensation which he receives for any loss of business opportunity or good will.
     (6) Loss of your supplier's right to grant the use of the trademark that is the subject of the franchise, unless the loss was because of bad faith actions by your supplier relating to trademark abuse, violation of Federal or State law, or other fault or negligence.
     (7) Destruction (other than by your supplier) of all or a substantial part of your marketing premises. If the termination is based on the destruction of the marketing premises and if the premises are rebuilt or replaced by your supplier and operated under a franchise, your supplier must give you a right of first refusal to this new franchise.
     (8) Your failure to make payments to your supplier of any sums to which your supplier is legally entitled.
     (9) Your failure to operate the marketing premises for 7 consecutive days, or any shorter period of time which, taking into account facts and circumstances, amounts to an unreasonable period of time not to operate.
     (10) Your intentional adulteration, mislabeling or misbranding of motor fuels or other trademark violations.
     (11) Your failure to comply with Federal, State, or local laws or regulations of which you have knowledge and that relate to the operation of the marketing premises.
     (12) Your conviction of any felony involving moral turpitude.
     (13) Any event that affects the franchise relationship and as a result of which termination is reasonable.

                           II. REASONS FOR NON-RENEWAL

     If your supplier gives notice that he does not intend to renew any franchise agreement, the act requires that the reason for non-renewal must be either one of the reasons for termination listed immediately above, or one of the reasons for nonrenewal listed below.

     Failure to agree on changes or additions to franchise. If you and your supplier fail to agree to changes in the franchise that your supplier in good faith has determined are required, and your supplier's insistence on the changes is not for the purpose of preventing renewal of the franchise, your supplier may decline to renew the franchise.

     Customer complaints. If your supplier has received numerous customer complaints relating to the condition of your marketing premises or to the conduct of any of your employees, and you have failed to take prompt corrective action after having been notified of these complaints, your supplier may decline to renew the franchise.

     Unsafe or unhealthful operations. If you have failed repeatedly to operate your marketing premises in a clean, safe and healthful manner after repeated notices from your supplier, your supplier may decline to renew the franchise.

     Operation of franchise is uneconomical. Under certain conditions specified in the act, your supplier may decline to renew your franchise if he has determined that renewal of the franchise is likely to be uneconomical. Your supplier may also decline to renew your franchise if he has decided to convert your marketing premises to a use other than for the sale of motor fuel, to sell the premises, or to materially alter, add to, or replace the premises.

             III. NOTICE REQUIREMENTS FOR TERMINATION OR NONRENEWAL

     The following is a description of the requirements for the notice which your supplier must give you before he may terminate your franchise or decline to renew your franchise relationship. These notice requirements apply to all franchise terminations, including franchises entered into before June 19, 1978 and trial and interim franchises, as well as to all non-renewals of franchise relationships.

     How much notice is required. In most cases, your supplier must give you notice of termination or non-renewal at least 90 days before the termination or non-renewal takes effect.

     In circumstances where it would not be reasonable for your supplier to give you 90 days notice, he must give you notice as soon as he can do so. In addition, if the franchise involves leased marketing premises, your supplier may not establish a new franchise relationship involving the same premises until 30 days notice was given to you or the date the termination or non-renewal takes effect, whichever is later. If the franchise agreement permits, your supplier may repossess the premises and, in reasonable circumstances, operate them through his employees or agents.

     If the termination or non-renewal is based upon a determination to withdraw from the marketing of motor fuel in the area, your supplier must give you notice at least 180 days before the termination or non-renewal takes effect.

     Manner and contents of notice. To be valid the notice must be in writing and must be sent by certified mail or personally delivered to you. It must contain:

     (1) A statement of your supplier's intention to terminate the franchise or not to renew the franchise relationship, together with his reasons for this action;
     (2)  The date the termination or non-renewal takes effect; and
     (3)  A copy of this summary.

                   IV. TRIAL FRANCHISES AND INTERIM FRANCHISES

     The following is a description of the special requirements that apply to trial and interim franchises.

     Trial franchises. A trial franchise is a franchise, entered into on or after June 19, 1978, in which the franchisee has not previously been a party to a franchise with the franchisor and which has an initial term of 1 year or less. A trial franchise must be in writing and must make certain disclosures, including that it is a trial franchise, and that the franchisor has the right not to renew the franchise relationship at the end of the initial term by giving the franchisee proper notice.

     The unexpired portion of a transferred franchise (other than a trial franchise, as described above) does not qualify as a trial franchise.

     In exercising his right not to renew a trial franchise at the end of its initial term, your supplier must comply with the notice requirements described above under the heading "Notice Requirements for Termination or Non-renewal."

     Interim franchises. An interim franchise is a franchise, entered into on or after June 19, 1978, the duration of which, combined with the terns of all prior interim franchises between the franchisor and the franchisee, does not exceed 3 years, and which begins immediately after the expiration of a prior franchise involving the same marketing premises which was not renewed, based upon a lawful determination by the franchisor to withdraw from marketing activities in the geographic area in which the franchisee operates.

     An interim franchise must be in writing and must make certain disclosures, including that it is an interim franchise and that the franchisor has the right not to renew the franchise at the end of the term based upon a lawful determination to withdraw from marketing activities in the geographic area in which the franchisee operates.

        FEDERAL REGISTER, VOL. 43, NO. 169 - WEDNESDAY, AUGUST 30, 1978

     In exercising his right not to renew a franchise relationship under an interim franchise at the end of its term, your supplier must comply with the notice requirements described above under the heading "Notice requirements for Termination or Non-renewal."

                              V. YOUR LEGAL RIGHTS

     Under the enforcement provisions of the Act, you have the right to sue your supplier if he fails to comply with the requirements of the Act. The courts are authorized to grant whatever equitable relief is necessary to remedy the effects of your supplier's failure to comply with the requirements of the Act, including declaratory judgment, mandatory or prohibitive injunctive relief, and interim equitable relief. Actual damages, exemplary (punitive) damages under certain circumstances, and reasonable attorney and expert witness fees are also authorized. For a more detailed description of these legal remedies you should read the text of the Act.

         FURTHER DISCUSSION OF TITLE I - DEFINITIONS AND LEGAL REMEDIES

                                 I. DEFINITIONS

     Section 101 of the Petroleum Marketing Practices Act sets forth definitions of the key terms used throughout the franchise protection provisions of the Act. The definitions from the Act which are listed below are of those terms which are most essential for purposes of the foregoing summary statement. (You should consult section 101 of the Act for additional definitions not included here.)

     Franchise. A franchise is any contract between a refiner and a distributor, between a refiner and a retailer, between a distributor and another distributor, or between a distributor and a retailer, under which a refiner or distributor (as the case may be) authorizes or permits a retailer or distributor to use, in connection with the sale, consignment, or distribution of motor fuel, a trademark which is owned or controlled by such refiner or by a refiner which supplies motor fuel to the distributor which authorizes or permits such use.

     The term "franchise" includes any contract under which a retailer or distributor (as the case may be) is authorized or permitted to occupy leased marketing premises, which premises are to be employed in connection with the sale, consignment, or distribution of motor fuel under a trademark which is owned or controlled by such refiner or by a refiner which supplies motor fuel to the distributor which authorizes or permits such occupancy. The term also includes any contract pertaining to the ',supply of motor fuel which is to be sold, consigned or distributed under a trademark owned or controlled by a refiner, or under a contract which has existed continuously since May 15, 1973, and pursuant to which, on May 15, 1973, motor fuel was sold consigned or distributed under a Trademark owned or controlled on such date by a refiner. The unexpired portion of a transferred franchise is also included in the definition of the term.

     Franchise relationship. The term "franchise relationship" refers to the respective motor fuel marketing or distribution obligations and responsibilities of a franchisor and a franchisee which result from the marketing of motor fuel under a franchise.

     Franchisee. A franchisee is a retailer or distributor who is authorized or permitted, under a franchise, to use a trademark in connection with the sale, consignment, or distribution of motor fuel.

     Franchisor. A franchisor is a refiner or distributor who authorizes or permits, under a franchise, a retailer or distributor to use a trademark in connection with the sale, consignment, or distribution of motor fuel.

     Marketing premises. Marketing premises are the premises which, under a franchise, are to be employed by the franchisee in connection with the sale, consignment, or distribution of motor fuel.

     Leased marketing premises. Leased marketing premises are marketing premises owned, leased, or in any way controlled by a franchisor and which the franchisee is authorized or permitted, under the franchise, to employ in connection with the sale, consignment, or distribution of motor fuel.

     Fail to renew and non-renewal. The terms "fail to renew" and "non-renewal" refer to a failure to reinstate, continue, or extend a franchise relationship
(1) at the conclusion of the term, or the expiration date, stated in the relevant franchise, (2) at any time, in the case of the relevant franchise which does not state a tern of duration or an expiration date, or (3) following a termination (on or after June 19, 1978) of the relevant franchise which was entered into prior to June 19, 1978 and has not been renewed after such date.

                   II. LEGAL REMEDIES AVAILABLE TO FRANCHISEE

     The following is a more detailed description of the remedies available to the franchisee if a franchise is terminated or not renewed in a way that fails to comply with the Act.

     Franchisee's right to sue. A franchisee may bring a civil action in United States District Court against a franchisor who does not comply with the requirements of the Act. The action must be brought within one year after the date of termination or non-renewal or the date the franchisor fails to comply with the requirements of the law, whichever is later.

     Equitable relief. Courts are authorized to grant whatever equitable relief is necessary to remedy the effects of a violation of the law's requirements. Courts are directed to grant a preliminary injunction if the franchisee shows that there are sufficiently serious questions, going to the merits of the case, to make them a fair ground for litigation, and if, on balance, the hardship which the franchise would suffer if the preliminary injunction is not granted will be greater than the hardship which the franchisor would suffer if such relief is granted. Courts are not required to order continuation or renewal of the franchise relationship if the action was brought after the expiration of the period during which the franchisee was on notice concerning the franchisor's intention to terminate or not renew the franchise agreement.

     Burden of proof. In an action under the Act, the franchisee has the burden of proving that the franchise was terminated or not renewed. The franchisor has the burden of proving, as an affirmative defense, that the termination or nonrenewal was permitted under the Act, and, if applicable, that the franchisor complied with certain other requirements relating to terminations and nonrenewals based on condemnation or destruction of the marketing premises.

     Damages. A franchisee who prevails in an action under the Act is entitled to actual damages and reasonable attorney and expert witness fees. If the action was based upon conduct of the franchisor which was in willful disregard of the law's requirements or the franchisee's rights under the law, exemplary (punitive) damages may be awarded where appropriate. The court, and not the jury, will decide whether to award exemplary damages and, if so, in what amount.

     On the other hand if the court fords that the franchisee's action is frivolous, it may order the franchisee to pay reasonable attorney and expert witness fees.

     Franchisor's defense to permanent injunctive relief. Courts may not order a continuation or renewal of franchise relationship if the franchisor shows that the basis of the non-renewal of the franchise relationship was a determination made in good faith and in the normal course of business:

     (1) To convert the leased marketing premises to a use other than the sale or distribution of motor fuel;
     (2)  To materially alter, add to, or replace such premises;
     (3)  To sell such premises,
     (4) To withdraw from marketing activities in the geographic area in which such premises are located; or
     (5) That renewal of the franchise relationship is likely to be uneconomical to the franchisor despite any reasonable changes or additions to the franchise provisions which may be acceptable to the franchisee.

     In making this defense, the franchisor also must show that he has complied with the notice requirements of the Act.

     This defense to permanent injunctive relief, however, does not affect the franchisee's right to recover actual damages and reasonable attorney and expert witness fees if the non-renewal is otherwise prohibited under the Act.

     Issued in Washington, D.C. on August 23, 1978.

                                                                JOHN F. O'LEARY,
                                                               Deputy Secretary.

                                        FR Doc. 78-24419 Filed 8028078. 9:15 am]

        FEDERAL REGISTER, VOL. 43, NO. 169 - WEDNESDAY, AUGUST 30, 1978

                                  SCHEDULE "A"
                                  ------------

                                 THE PANTRY, INC
                          Customer #30201131 Tank #3278
                             Debrand Date 07/01/2000

    Location          Program        Category       Commit. Exp.    Reimb. Amt.

        33278001         PROJECT           LIGHT          200102          $   *
        33278001             IAP           BNFNB          200009          $   *
  33278001 Total                                                          $   *
        33278002             IAP           ARREB          200102          $   *
        33278002             IAP            EFCB          200102          $   *
        33278002         PROJECT           LIGHT          200112          $   *
        33278002         PROJECT           CRIND          200107          $   *
  33278002 Total                                                          $   *
        33278003             IAP           ARREB          200102          $   *
  33278003 Total                                                          $   *
        33278004             IAP           ARREB          200102          $   *
        33278004         PROJECT           LIGHT          200111          $   *
  33278004 Total                                                          $   *
        33278005         PROJECT           LIGHT          200112          $   *
        33278005         PROJECT           CRIND          200106          $   *
        33278005             IAP           ARREB          200102          $   *
  33278005 Total                                                          $   *
        33278006             IAP           ARREB          200102          $   *
        33278006         PROJECT           LIGHT          200112          $   *
  33278006 Total                                                          $   *
        33278007         PROJECT           LIGHT          200111          $   *
        33278007         PROJECT           CRIND          200106          $   *
        33278007             IAP           ARREB          200102          $   *
  33278007 Total                                                          $   *
        33278008             IAP           ARREB          200102          $   *
        33278008         PROJECT           LIGHT          200112          $   *
  33278008 Total                                                          $   *
        33278009         PROJECT           LIGHT          200212          $   *
        33278009             IAP           ARREB          200102          $   *
  33278009 Total                                                          $   *
        33278010         PROJECT           LIGHT          200203          $   *
        33278010         PROJECT           CRIND          200202          $   *
        33278010             IAP           ARREB          200102          $   *
  33278010 Total                                                          $   *
        33278011             IAP           ARREB          200102          $   *
        33278011         PROJECT           LIGHT          200112          $   *
  33278011 Total                                                          $   *
        33278012         PROJECT           CRIND          200008          $   *
        33278012      BRANDCOSTS           ENHAN          200309          $   *


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

        33278012             IAP            EFCB          200409          $   *
        33278012             IAP           KCOFF          200502          $   *
        33278012             IAP           KCOFF          200609          $   *
        33278012             IAP            EFCB          200302          $   *
  33278012 Total                                                          $   *
        33278013             IAP           FCOFF          200305          $   *
        33278013             IAP           ARRNB          200010          $   *
        33278013         PROJECT           LIGHT          200101          $   *
        33278013      BRANDCOSTS           ENHAN          200210          $   *
        33278013      BRANDCOSTS           ENHAN          200210          $   *
        33278013      BRANDCOSTS           ENHAN          200311          $   *
        33278013      BRANDCOSTS           ENHAN          200404          $   *
        33278013      BRANDCOSTS           ENHAN          200406          $   *
  33278013 Total                                                          $   *
        33278018         PROJECT           CRIND          200105          $   *
  33278018 Total                                                          $   *
        33278020         PROJECT           HRISE          200405          $   *
        33278020             IAP           AGUNB          200009          $   *
        33278020             IAP           ANFNB          200009          $   *
  33278020 Total                                                          $   *
        33278021             IAP            FFCB          200012          $   *
  33278021 Total                                                          $   *
     Grand Total                                                          $   *

                             LIL' CHAMP FOOD STORES
                          Customer #29980885 Tank #0595
                             Debrand Date 07/01/2000

    Location          Program         Category      Commit. Exp.    Reimb. Amt.

        30595003         PROJECT           CRIND          200201          $   *
   3059003 Total                                                          $   *
        30595005             IAP           IINCI          200307          $   *
  30595005 Total                                                          $   *
        30595006             IAP             PAP          200405          $   *
        30595006             IAP            IRIC          200405          $   *
        30595006      BRANDCOSTS           REBRD          200309          $   *
        30595006      BRANDCOSTS           REBRD          200208          $   *
  30595006 Total                                                          $   *
        30595009             IAP             PAP          200210          $   *
        30595009             IAP            EFCB          200210          $   *
        30595009             IAP           NCGU2          200410          $   *
  30595009 Total                                                          $   *
        30595014             IAP            FFCB          200211          $   *
        30595014             IAP           NCGU2          200411          $   *
        30595014             IAP             PAP          200211          $   *
  30595014 Total                                                          $   *


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

        30595033             IAP            EFCB          200301          $   *
  30595033 Total                                                          $   *
        30595046             IAP             PAP          200307          $   *
        30595046             IAP           BNFNB          200203          $   *
  30595046 Total                                                          $   *
        30595049         PROJECT           CRIND          200202          $   *
  30595049 Total                                                          $   *
        30595050         PROJECT           CRIND          200202          $   *
  30595050 Total                                                          $   *
        30595051         PROJECT           CRIND          200109          $   *
  30595051 Total                                                          $   *
        30595072         PROJECT           CRIND          200105          $   *
        30595072             IAP           CRREB          200107          $   *
        30595072             IAP            EFCB          200107          $   *
  30595072 Total                                                          $   *
        30595074         PROJECT           CRIND          200203          $   *
  30595074 Total                                                          $   *
        30595102         PROJECT           CRIND          200102          $   *
        30595102             IAP            EFCB          200107          $   *
        30595102             IAP           QGUNB          200107          $   *
  30595102 Total                                                          $   *
        30595103             IAP             INF          200301          $   *
        30595103         PROJECT           CRIND          200111          $   *
  30595103 Total                                                          $   *
        30595104             IAP            NCGU          200307          $   *
        30595104             IAP            EFCB          200107          $   *
        30595104         PROJECT           LIGHT          200112          $   *
        30595104         PROJECT           CRIND          200102          $   *
  30595104 Total                                                          $   *
        30595105         PROJECT           CRIND          200109          $   *
        30595105             IAP            EFCB          200203          $   *
        30595105             IAP            NCGU          200403          $   *
  30595105 Total                                                          $   *
        30595106             IAP            FFCB          200201          $   *
        30595106             IAP            NCGU          200401          $   *
        30595106         PROJECT           CRIND          200112          $   *
  30595106 Total                                                          $   *
        30595108             IAP             PAP          200210          $   *
        30595108             IAP            FFCB          200210          $   *
        30595108             IAP           NCGU2          200410          $   *
  30595108 Total                                                          $   *
        30595109         PROJECT           CRIND          200202          $   *
  30595109 Total                                                          $   *
        30595110      BRANDCOSTS            RAMP          200310          $   *
        30595110             IAP           ANFN2          200410          $   *
        30595110             IAP            FFCB          200210          $   *


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

        30595110             IAP           NCGU2          200410          $   *
        30595110             IAP             PAP          200210          $   *
  30595110 Total                                                          $   *
        30595111             IAP            IINF          200301          $   *
        30595111         PROJECT           CRIND          200203          $   *
  30595111 Total                                                          $   *
        30595112         PROJECT           CRIND          200107          $   *
        30595112             IAP            HPCC          200401          $   *
  30595112 Total                                                          $   *
        30595115             IAP           NCGU2          200508          $   *
        30595115             IAP             PAP          200308          $   *
        30595115             IAP            FFCB          200308          $   *
        30595115      BRANDCOSTS             NEW          200309          $   *
  30595115 Total                                                          $   *
        30595116      BRANDCOSTS             NEW          200306          $   *
        30595116             IAP           ANFN4           20505          $   *
        30595116             IAP             PAP          200305          $   *
        30595116             IAP            FFCB          200305          $   *
        30595116             IAP           NCGU2          200505          $   *
  30595116 Total                                                          $   *
        30595117             IAP             PAP          200307          $   *
        30595117             IAP            FFCB          200307          $   *
        30595117             IAP           NCGU2          200507          $   *
        30595117      BRANDCOSTS           ENHAN          200306          $   *
        30595117      BRANDCOSTS           ENHAN          200305          $   *
        30595117      BRANDCOSTS             NEW          200308          $   *
  30595117 Total                                                          $   *
        30595118      BRANDCOSTS             NEW          200403          $   *
        30595118             IAP           NCGU2          200510          $   *
        30595118             IAP             PAP          200310          $   *
        30595118             IAP            FFCB          200310          $   *
  30595118 Total                                                          $   *
        30595119         PROJECT           CRIND          200203          $   *
        30595119             IAP            EFCB          200205          $   *
                             IAP           HPCC3          200405          $   *
  30595119 Total                                                          $   *
        30595120      BRANDCOSTS             NEW          200401          $   *
        30595120             IAP            FFCB          200310          $   *
        30595120             IAP           NCGU2          200510          $   *
        30595120             IAP             PAP          200310          $   *
  30595120 Total                                                          $   *
        30595122      BRANDCOSTS             NEW               5          $   *
  30595122 Total                                                          $   *
        30595123      BRANDCOSTS             NEW          200309          $   *
        30595123             IAP           NCGU2          200509          $   *
        30595123             IAP             PAP          200309          $   *


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

        30595123             IAP            FFCB          200309          $   *
  30595123 Total                                                          $   *
        30595125             IAP             PAP          200405          $   *
        30595125             IAP            FFCB          200405          $   *
        30595125             IAP           ANFN4          200605          $   *
        30595125             IAP           NCGU2          200605          $   *
        30595125      BRANDCOSTS            RAMP          200310          $   *
        30595125      BRANDCOSTS             NEW          200404          $   *
  30595125 Total                                                          $   *
        60595183         PROJECT           CRIND          200201          $   *
  30595183 Total                                                          $   *
        30595210         PROJECT           CRIND          200106          $   *
  30595210 Total                                                          $   *
        30595234             IAP             PAP          200207          $   *
        30595234             IAP           NCRR2          200407          $   *
  30595234 Total                                                          $   *
        30595235             IAP             PAP          200207          $   *
        30595235             IAP           NCRR2          200407          $   *
        30595235      BRANDCOSTS           ENHAN          200308          $   *
        30595235      BRANDCOSTS           ENHAN          200307          $   *
  30595235 Total                                                          $   *
        30595236         PROJECT           CRIND               5          $   *
  30595236 Total                                                          $   *
        30595258         PROJECT           CRIND          200201          $   *
  30595258 Total                                                          $   *
        30595271         PROJECT           CRIND          200103          $   *
  30595271 Total                                                          $   *
        30595272      BRANDCOSTS           ENHAN          200208          $   *
  30595272 Total                                                          $   *
        30595290         PROJECT           CRIND          200111          $   *
  30595290 Total                                                          $   *
        30595291         PROJECT           CRIND          200203          $   *
  30595291 Total                                                          $   *
        30595292         PROJECT           CRIND          200110          $   *
  30595292 Total                                                          $   *
        30595322         PROJECT           CRIND          200108          $   *
        30595322      BRANDCOSTS           ENHAN               5          $   *
        30595322      BRANDCOSTS           REBRD          200310          $   *
  30595322 Total                                                          $   *
        30595326         PROJECT           CRIND          200108          $   *
  30595326 Total                                                          $   *
        30595330             IAP            EFCB          200107          $   *
        30595330             IAP           CRREB          200107          $   *
  30595330 Total                                                          $   *
        30595333         PROJECT           CRIND          200110          $   *
  30595333 Total                                                          $   *


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

        30595334         PROJECT           CRIND          200201          $   *
  30595334 Total                                                          $   *
        30595356             IAP             PAP          200309          $   *
        30595356             IAP            IRIC          200309          $   *
        30595356      BRANDCOSTS           REBRD          200307          $   *
  30595356 Total                                                          $   *
        30595403         PROJECT           CRIND          200201          $   *
30595403 Total                                                            $   *
        30595404         PROJECT           CRIND          200201          $   *
  30595404 Total                                                          $   *
        30595406         PROJECT           CRIND          200202          $   *
  30595406 Total                                                          $   *
        30595407         PROJECT           CRIND          200201          $   *
  30595407 Total                                                          $   *
        30595408         PROJECT           CRIND          200202          $   *
  30595408 Total                                                          $   *
        30595416         PROJECT           CRIND          200107          $   *
  30595416 Total                                                          $   *
        30595427             IAP             PAP          200309          $   *
        30595427             IAP            INGU          200309          $   *
        30595427      BRANDCOSTS           REBRD          200307          $   *
  30595427 Total                                                          $   *
        30595429             IAP            EFCB          200204          $   *
        30595429             IAP           IINCI          200204          $   *
  30595429 Total                                                          $   *
        30595432             IAP             PAP          200207          $   *
        30595432             IAP           NCRR2          200407          $   *
  30595432 Total                                                          $   *
        30595483         PROJECT           CRIND          200201          $   *
  30595483 Total                                                          $   *
        30595485         PROJECT           CRIND          200201          $   *
  30595485 Total                                                          $   *
        30595502         PROJECT           CRIND          200201          $   *
        30595502             IAP           HPCC2          200405          $   *
        30595502             IAP            EFCB          200205          $   *
  30595502 Total                                                          $   *
        30595503             IAP            NCGU          200401          $   *
        30595503             IAP            EFCB          200201          $   *
        30595503         PROJECT           CRIND          200111          $   *
  30595503 Total                                                          $   *
        30595504         PROJECT           CRIND          200009          $   *
        30595504             IAP           QGUND          200101          $   *
        30595504             IAP            FFCB          200301          $   *
        30595504      BRANDCOSTS           REBRD          200209          $   *
  30595504 Total                                                          $   *
        30595505             IAP           HPCC3          200406          $   *


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

        30595505             IAP            EFCB          200206          $   *
        30595505             IAP           ANFNB          200206          $   *
        30595505         PROJECT           CRIND          200204          $   *
  30595505 Total                                                          $   *
        30595510         PROJECT           CRIND          200204          $   *
        30595510             IAP            FFCB          200205          $   *
        30595510             IAP            NCGU          200405          $   *
  30595510 Total                                                          $   *
        30595525             IAP            EFCB          200010          $   *
        30595525             IAP           CRREB          200010          $   *
        30595525         PROJECT           CRIND          200203          $   *
  30595525 Total                                                          $   *
        30595527         PROJECT           CRIND          200103          $   *
  30595527 Total                                                          $   *
        30595571             IAP           IINCI          200307          $   *
  30595571 Total                                                          $   *
        30595575         PROJECT           CRIND          200110          $   *
  30595575 Total                                                          $   *
        30595576         PROJECT           CRIND          200203          $   *
  30595576 Total                                                          $   *
        30595612         PROJECT           CRIND          200202          $   *
  30595612 Total                                                          $   *
        30595643         PROJECT           CRIND          200203          $   *
  30595643 Total                                                          $   *
        30595655         PROJECT           CRIND          200201          $   *
  30595655 Total                                                          $   *
        30595759         PROJECT           CRIND          200106          $   *
  30595759 Total                                                          $   *
        30595777         PROJECT           CRIND          200203          $   *
  30595777 Total                                                          $   *
        30595798             IAP             PAP          200210          $   *
        30595798             IAP            NCR2          200410          $   *
  30595798 Total                                                          $   *
        30595799         PROJECT           CRIND          200201          $   *
  30595799 Total                                                          $   *
        30595800         PROJECT           CRIND               5          $   *
  30595800 Total                                                          $   *
        30595804      BRANDCOSTS           ENHAN          200501          $   *
        30595804      BRANDCOSTS           IMAGE          200310          $   *
        30595804      BRANDCOSTS           ENHAN          200208          $   *
        30595804         PROJECT           CRIND          200108          $   *
  30595804 Total                                                          $   *
        30595805         PROJECT           CRIND          200201          $   *
  30595805 Total                                                          $   *
        30595806         PROJECT           CRIND          200202          $   *
  30595806 Total                                                          $   *


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

        30595846      BRANDCOSTS           ENHAN          200310          $   *
        30595846      BRANDCOSTS           REBRD          200307          $   *
        30595846             IAP             PAP          200308          $   *
        30595846             IAP            IRIC          200308          $   *
  30595846 Total                                                          $   *
        30595901         PROJECT           CRIND          200108          $   *
  30595901 Total                                                          $   *
        30595902         PROJECT           CRIND          200107          $   *
  30595902 Total                                                          $   *
        30595903         PROJECT           CRIND          200110          $   *
  30595903 Total                                                          $   *
        30595904      BRANDCOSTS           ENHAN          200501          $   *
        30595904      BRANDCOSTS           ENHAN          200402          $   *
        30595904             IAP             PAP          200207          $   *
        30595904             IAP           NCRR2          200407          $   *
  30595904 Total                                                          $   *
        30595907         PROJECT           CRIND          200108          $   *
  30595907 Total                                                          $   *
        30595908         PROJECT           CRIND          200110          $   *
        30595908             IAP            EFCB          200201          $   *
        30595908             IAP            NCGU          200401          $   *
  30595908 Total                                                          $   *
        30595910         PROJECT           CRIND          200202          $   *
  30595910 Total                                                          $   *
     Grand Total                                                          $   *

                                THE PANTRY, INC.
                          Customer #30202972 Tank #3346
                             Debrand Date 07/01/2000

    Location          Program         Category      Commit. Exp.    Reimb. Amt.

        33346001         PROJECT           LIGHT          200009          $   *
        33346001         PROJECT           CRIND          200012          $   *
        33346001             IAP           HPCC4          200404          $   *
  33346001 Total                                                          $   *
        33346002             IAP           HPCC4          200404          $   *
        33346002         PROJECT           LIGHT          200009          $   *
        33346002         PROJECT           CRIND           20209          $   *
        33346002      BRANDCOSTS           ENHAN          200402          $   *
        33346002      BRANDCOSTS           ENHAN          200402          $   *
        33346002      BRANDCOSTS           IMAGE          200404          $   *
        33346002             IAP           ANFN2          200404          $   *
  33346002 Total                                                          $   *
        33346003             IAP           NCGU3          200601          $   *
        33346003             IAP           CARWA          200401          $   *
        33346003             IAP             PAP          200401          $   *


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

        33346003             IAP             LTG          200405          $   *
        33346003      BRANDCOSTS             NEW          200312          $   *
  33346003 Total                                                          $   *
        33346004         PROJECT           LIGHT          200009          $   *
        33346004      BRANDCOSTS           ENHAN          200304          $   *
        33346004      BRANDCOSTS           ENHAN          200311          $   *
        33346004      BRANDCOSTS           ENHAN          200402          $   *
        33346004      BRANDCOSTS           ENHAN          200402          $   *
        33346004             IAP           HPCC4          200404          $   *
  33346004 Total                                                          $   *
        33346005             IAP           HPCC4          200404          $   *
        33346005         PROJECT           CRIND          200108          $   *
        33346005      BRANDCOSTS           ENHAN          200402          $   *
        33346005      BRANDCOSTS           ENHAN          200402          $   *
  33346005 Total                                                          $   *
        33346006      BRANDCOSTS            RAMP          200208          $   *
        33346006      BRANDCOSTS           REBRD          200301          $   *
        33346006      BRANDCOSTS           REBRD          200304          $   *
        33346006             IAP           HPCC3          200404          $   *
        33346006             IAP           ANFNB          200204          $   *
        33346006             IAP             LTG          200204          $   *
  33346006 Total                                                          $   *
        33346007             IAP           HPCC4          200404          $   *
        33346007         PROJECT           LIGHT          200203          $   *
        33346007             IAP           AGUNB          200011          $   *
  33346007 Total                                                          $   *
        33346008         PROJECT           CRIND          200112          $   *
        33346008         PROJECT           LIGHT          200009          $   *
        33346008      BRANDCOSTS           IMAGE          200404          $   *
        33346008             IAP           HPCC4          200404          $   *
  33346008 Total                                                          $   *
        33346009             IAP           HPCC4          200404          $   *
        33346009         PROJECT           CRIND          200011          $   *
        33346009         PROJECT           LIGHT          200101          $   *
        33346009      BRANDCOSTS           ENHAN          200309          $   *
        33346009      BRANDCOSTS            RAMP          200310          $   *
        33346009      BRANDCOSTS           ENHAN          200402          $   *
        33346009             IAP           QGUNB          200101          $   *
  33346009 Total                                                          $   *
        33346010         PROJECT           CRIND          200403          $   *
        33346010             IAP            HPCC          200404          $   *
        33346010             IAP             LTG          200204          $   *
        33346010             IAP           HPCC4          200404          $   *
  33346010 Total                                                          $   *
        33346011             IAP             LTG          200204          $   *
        33346011             IAP           HPCC4          200204          $   *


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

        33346011         PROJECT           CRIND          200403          $   *
        33346011      BRANDCOSTS           REBRD          200301          $   *
        33346011      BRANDCOSTS           ENHAN          200402          $   *
  33346011 Total                                                          $   *
        33346012         PROJECT           CRIND          200209          $   *
        33346012             IAP            HPCC          200404          $   *
        33346012             IAP             LTG          200204          $   *
        33346012             IAP           HPCC4          200404          $   *
  33346012 Total                                                          $   *
        33346013             IAP           ECOFF          200404          $   *
        33346013         PROJECT           LIGHT          200205          $   *
        33346013         PROJECT           CRIND          200205          $   *
  33346013 Total                                                          $   *
        33346014         PROJECT           LIGHT          200203          $   *
        33346014             IAP           HPCC4          200404          $   *
  33346014 Total                                                          $   *
        33346015             IAP             LTG          200204          $   *
        33346015             IAP           HPCC4          200404          $   *
        33346015             IAP           ANFN2          200204          $   *
        33346015         PROJECT           CRIND          200212          $   *
        33346015      BRANDCOSTS            RAMP          200212          $   *
        33346015             IAP           AGUNB          200011          $   *
  33346015 Total                                                          $   *
        33346016         PROJECT           LIGHT          200203          $   *
        33346016      BRANDCOSTS           ENHAN          200207          $   *
        33346016      BRANDCOSTS           ENHAN          200304          $   *
        33346016             IAP           HPCC4          200404          $   *
        33346016             IAP             PAP          200401          $   *
  33346016 Total                                                          $   *
        33346017             IAP             LTG          200204          $   *
        33346017             IAP           HPCC4          200404          $   *
        33346017             IAP             PAP          200401          $   *
        33346017             IAP           ANFNB          200204          $   *
  33346017 Total                                                          $   *
        33346018      BRANDCOSTS             NEW          200308          $   *
        33346018      BRANDCOSTS            RAMP          200304          $   *
        33346018             IAP           HPCC3          200508          $   *
        33346018             IAP           CARWA          200308          $   *
  33346018 Total                                                          $   *
        33346019             IAP           HPCC4          200404          $   *
        33346019         PROJECT           LIGHT          200210          $   *
        33346019         PROJECT           CRIND          200207          $   *
        33346019      BRANDCOSTS            RAMP          200312          $   *
  33346019 Total                                                          $   *
        33346021      BRANDCOSTS             NEW          200407          $   *
        33346021             IAP           NCGU2          200607          $   *


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

        33346021             IAP            FFCB          200407          $   *
        33346021             IAP             LTG          200407          $   *
  33346021 Total                                                          $   *
        33346022             IAP           HPCC4          200404          $   *
        33346022         PROJECT           CRIND          200105          $   *
        33346022         PROJECT           LIGHT          200207          $   *
  33346022 Total                                                          $   *
        33346023         PROJECT           LIGHT          200207          $   *
        33346023         PROJECT           LIGHT               5          $   *
        33346023      BRANDCOSTS           ENHAN          200207          $   *
        33346023      BRANDCOSTS           ENHAN          200304          $   *
        33346023      BRANDCOSTS           ENHAN          200309          $   *
        33346023      BRANDCOSTS           ENHAN          200402          $   *
        33346023             IAP           HPCC4          200404          $   *
        33346023             IAP             PAP          200209          $   *
  33346023 Total                                                          $   *
        33346024             IAP           HPCC4          200404          $   *
        33346024             IAP             PAP          200311          $   *
        33346024         PROJECT           LIGHT          200209          $   *
        33346024      BRANDCOSTS           REBRD          200208          $   *
        33346024      BRANDCOSTS           ENHAN          200309          $   *
        33346024      BRANDCOSTS           ENHAN          200402          $   *
  33346024 Total                                                          $   *
        33346027         PROJECT           LIGHT          200009          $   *
        33346027         PROJECT           CRIND          200210          $   *
        33346027      BRANDCOSTS           ENHAN          200309          $   *
        33346027      BRANDCOSTS           ENHAN          200402          $   *
        33346027             IAP           HPCC4          200404          $   *
  33346027 Total                                                          $   *
        33346028             IAP           HPCC4          200404          $   *
        33346028         PROJECT           LIGHT          200009          $   *
        33346028         PROJECT           CRIND          200209          $   *
        33346028      BRANDCOSTS           ENHAN          200304          $   *
  33346028 Total                                                          $   *
        33346029      BRANDCOSTS             NEW          200212          $   *
        33346029      BRANDCOSTS           ENHAN          200301          $   *
        33346029      BRANDCOSTS           ENHAN          200402          $   *
        33346029      BRANDCOSTS           ENHAN          200402          $   *
        33346029             IAP           HPCC3          200404          $   *
        33346029             IAP             PAP          200303          $   *
  33346029 Total                                                          $   *
        33346030      BRANDCOSTS           TSTOP          200207          $   *
        33346030      BRANDCOSTS           ENHAN          200402          $   *
        33346030      BRANDCOSTS           ENHAN          200402          $   *
        33346030      BRANDCOSTS           ENHAN          200407          $   *
        33346030             IAP           ANFNB          200204          $   *


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

        33346030             IAP           HPCC4          200404          $   *
        33346030             IAP             PAP          200312          $   *
  33346030 Total                                                          $   *
        33346031             IAP           HPCC4          200404          $   *
        33346031             IAP             LTG          200204          $   *
        33346031         PROJECT           CRIND          200403          $   *
        33346031      BRANDCOSTS           ENHAN          200311          $   *
  33346031 Total                                                          $   *
        33346032         PROJECT           CRIND          200201          $   *
        33346032             IAP           HPCC4          200404          $   *
  33346032 Total                                                          $   *
        33346033             IAP           HPCC4          200404          $   *
        33346033         PROJECT           LIGHT          200009          $   *
        33346033         PROJECT           CRIND          200209          $   *
  33346033 Total                                                          $   *
        33346034      BRANDCOSTS           ENHAN          200312          $   *
        33346034      BRANDCOSTS           ENHAN          200402          $   *
        33346034             IAP           HPCC4          200404          $   *
  33346034 Total                                                          $   *
        33346035             IAP           HPCC4          200404          $   *
        33346035             IAP             PAP          200406          $   *
        33346035             IAP           NCRR2          200606          $   *
        33346035      BRANDCOSTS           IMAGE          200402          $   *
  33346035 Total                                                          $   *
        33346036         PROJECT           CRIND          200210          $   *
        33346036      BRANDCOSTS           ENHAN          200301          $   *
        33346036      BRANDCOSTS            RAMP          200402          $   *
        33346036             IAP           HPCC4          200404          $   *
  33346036 Total                                                          $   *
        33346037             IAP           HPCC4          200404          $   *
        33346037             IAP             PAP          200401          $   *
        33346037         PROJECT           LIGHT          200009          $   *
        33346037      BRANDCOSTS           IMAGE          200311          $   *
        33346037      BRANDCOSTS           ENHAN          200402          $   *
        33346037      BRANDCOSTS           ENHAN          200402          $   *
 33346 037 Total                                                          $   *
        33346038         PROJECT           LIGHT          200009          $   *
        33346038      BRANDCOSTS           ENHAN          200301          $   *
        33346038             IAP           HPCC4          200404          $   *
  33346038 Total                                                          $   *
        33346039             IAP           HPCC4          200404          $   *
        33346039         PROJECT           CRIND          200201          $   *
        33346039      BRANDCOSTS           ENHAN          200207          $   *
        33346039      BRANDCOSTS           ENHAN          200304          $   *
        33346039      BRANDCOSTS           ENHAN          200309          $   *
        33346039      BRANDCOSTS           ENHAN          200403          $   *


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

  33345039 Total                                                          $   *
        33346040         PROJECT           LIGHT          200009          $   *
        33346040      BRANDCOSTS           ENHAN          200208          $   *
        33346040      BRANDCOSTS           ENHAN          200311          $   *
        33346040      BRANDCOSTS           IMAGE          200404          $   *
        33346040             IAP           HPCC4          200404          $   *
        33346040             IAP           CARWA          200105          $   *
        33346040             IAP           CARW3          200204          $   *
  33346040 Total                                                          $   *
        33346041             IAP             LTG          200204          $   *
        33346041             IAP           HPCC4          200404          $   *
        33346041         PROJECT           CRIND          200209          $   *
        33346041      BRANDCOSTS            RAMP          200310          $   *
  33346041 Total                                                          $   *
        33346042      BRANDCOSTS             NEW          200310          $   *
        33346042      BRANDCOSTS           ENHAN          200402          $   *
        33346042             IAP           NCGU2          200511          $   *
        33346042             IAP             PAP          200311          $   *
        33346042             IAP             LTG          200311          $   *
  33346042 Total                                                          $   *
        33346043             IAP           ECOFF          200404          $   *
        33346043         PROJECT           CRIND          200204          $   *
        33346043         PROJECT           LIGHT          200205          $   *
        33346043      BRANDCOSTS           TSTOP          200207          $   *
        33346043         PROJECT           HRISE          200212          $   *
        33346043      BRANDCOSTS           ENHAN          200402          $   *
        33346043      BRANDCOSTS           ENHAN          200402          $   *
        33346043      BRANDCOSTS           ENHAN          200403          $   *
        33346043      BRANDCOSTS           ENHAN          200404          $   *
        33346043      BRANDCOSTS           ENHAN          200406          $   *
        33346043      BRANDCOSTS           ENHAN          200407          $   *
        33346043             IAP           ANFNB          200204          $   *
  33346043 Total                                                          $   *
        33346044             IAP            NCGU          200404          $   *
        33346044         PROJECT           LIGHT          200205          $   *
        33346044         PROJECT           CRIND          200205          $   *
        33346044      BRANDCOSTS           ENHAN          200402          $   *
        33346044      BRANDCOSTS           ENHAN          200402          $   *
        33346044             IAP           ECOFF          200404          $   *
  33346044 Total                                                          $   *
        33346045             IAP           NCGU3          200504          $   *
        33346045             IAP             PAP          200304          $   *
        33346045             IAP             LTG          200304          $   *
        33346045             IAP            FFCB          200304          $   *
        33346045      BRANDCOSTS             NEW          200306          $   *
        33346045      BRANDCOSTS           TSTOP          200306          $   *


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

        33346045      BRANDCOSTS           ENHAN          200309          $   *
        33346045      BRANDCOSTS           ENHAN          200310          $   *
        33346045      BRANDCOSTS           ENHAN          200311          $   *
        33346045      BRANDCOSTS           ENHAN          200312          $   *
        33346045      BRANDCOSTS           ENHAN          200401          $   *
  33346045 Total                                                          $   *
        33346046         PROJECT           LIGHT          200009          $   *
        33346046             IAP           HPCC4          200404          $   *
  33346046 Total                                                          $   *
     Grand Total                                                          $   *

                                THE PANTRY, INC.
                          Customer 330204135 Tank #3495
                             Debrand Date 07/01/2000

    Location          Program         Category      Commit. Exp.    Reimb. Amt.

        13495403         PROJECT           CRIND          200203          $   *
        13495403             IAP           IREIC          200207          $   *
  13495403 Total                                                          $   *
        13495407         PROJECT           CRIND          200009          $   *
  13495407 Total                                                          $   *
        13495408         PROJECT           CRIND          200009          $   *
  13495408 Total                                                          $   *
        13495409         PROJECT           CRIND          200205          $   *
  13495409 Total                                                          $   *
        13495411         PROJECT           CRIND          200011          $   *
  13495411 Total                                                          $   *
        13495412         PROJECT           LIGHT          200008          $   *
        13495412         PROJECT           CRIND          200102          $   *
  13495412 Total                                                          $   *
        13495413         PROJECT           CRIND          200105          $   *
  13495413 Total                                                          $   *
        13495415         PROJECT           LIGHT          200211          $   *
        13495415         PROJECT           CRIND          200105          $   *
        13495415      BRANDCOSTS           ENHAN          200302          $   *
        13495415      BRANDCOSTS           ENHAN          200403          $   *
        13495415             IAP           QGUNB          200107          $   *
        13495415             IAP           ANFNB          200107          $   *
        13495415             IAP           CARWA          200310          $   *
  13495415 Total                                                          $   *
     Grand Total                                                          $   *

                              Total All Cust #'s                          $   *


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

                                LOAN MAINTENANCE
                                ----------------
                                                                        Loan
  Outlet     Customer #/ Loan #       Outlet Name       Total Adv     Balance
----------   ------------------   -------------------   ----------   ----------
  33346000    30202972/33460004   The Pantry Inc
                                   d/b/a Kang                $   *        $   *
  33346001     """"""""""""""""   Kangaroo 3304                  *            *
  33346002     """"""""""""""""   Kangaroo 3305                  *            *
  33346003     """"""""""""""""   Kangaroo 3347                  *            *
  33346004     """"""""""""""""   Kangaroo 3306                  *            *
  33346005     """"""""""""""""   Kangaroo 3307                  *            *
  33346006     """"""""""""""""   Kangaroo 3308                  *            *
  33346007     """"""""""""""""   Kangaroo 3336                  *            *
  33346008     """"""""""""""""   Kangaroo 3337                  *            *
  33346009     """"""""""""""""   Kangaroo 3338                  *            *
  33346010     """"""""""""""""   Kangaroo 3339                  *            *
  33346011     """"""""""""""""   Kangaroo 3341                  *            *
  33346012     """"""""""""""""   Kangaroo 3342                  *            *
  33346013     """"""""""""""""   Kangaroo 3343                  *            *
  33346014     """"""""""""""""   Kangaroo 3327                  *            *
  33346015     """"""""""""""""   Kangaroo 3328                  *            *
  33346016     """"""""""""""""   Kangaroo 3331                  *            *
  33346017     """"""""""""""""   Kangaroo 3334                  *            *
  33346018     """"""""""""""""   Kangaroo 3309                  *            *
  33346019     """"""""""""""""   Kangaroo 3335                  *            *
  33346021     """"""""""""""""   Kangaroo 3350                  *            *
  33346022     """"""""""""""""   Kangaroo 3326                  *            *
  33346023     """"""""""""""""   Kangaroo 3324                  *            *
  33346024     """"""""""""""""   Kangaroo 3325                  *            *
  33346025     """"""""""""""""   Kangaroo 3348                  *            *
  33346026     """"""""""""""""   Kangaroo 3351                  *            *
  33346027     """"""""""""""""   Kangaroo 3319                  *            *
  33346028     """"""""""""""""   Kangaroo 3320                  *            *
  33346029     """"""""""""""""   Kangaroo 3321                  *            *
  33346030     """"""""""""""""   Kangaroo 3322                  *            *
  33346031     """"""""""""""""   Kangaroo 3323                  *            *
  33346032     """"""""""""""""   Kangaroo 3315                  *            *
  33346033     """"""""""""""""   Kangaroo 3316                  *            *
  33346034     """"""""""""""""   Kangaroo 3317                  *            *
  33346035     """"""""""""""""   Kangaroo 3318                  *            *
  33346036     """"""""""""""""   Kangaroo 3310                  *            *
  33346037     """"""""""""""""   Kangaroo 3311                  *            *
  33346038     """"""""""""""""   Kangaroo 3312                  *            *
  33346039     """"""""""""""""   Kangaroo 3313                  *            *
  33346040     """"""""""""""""   Kangaroo 3314                  *            *
  33346041     """"""""""""""""   Kangaroo 3344                  *            *


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

                                                                        Loan
  Outlet     Customer #/ Loan #       Outlet Name       Total Adv     Balance
----------   ------------------   -------------------   ----------   ----------
  33346042    30202972/33460004   Kangaroo 3349                  *            *
  33346043     """"""""""""""""   Kangaroo 3333                  *            *
  33346044     """"""""""""""""   Kangaroo 3345                  *            *
  33346045     """"""""""""""""   Kangaroo 3346                  *            *
  33346046     """"""""""""""""   Kangaroo 4036                  *            *
TOTAL AMOUNT:                                                             $   *
BALANCE:                                                                  $   *
                                                                        Loan
  Outlet     Customer #/ Loan #       Outlet Name       Total Adv     Balance
----------   ------------------   -------------------   ----------   ----------
  30595000    29980885/05959704   Miller Enterprises,
                                  Inc.                       $   *        $   *
  30595005     """"""""""""""""   Handy Way #2005                *            *
  30595072     """"""""""""""""   Handy Way #2072                *            *
  30595102     """"""""""""""""   Handy Way #2102                *            *
  30595104     """"""""""""""""   Handy Way #2104                *            *
  30595106     """"""""""""""""   Handy Way #2106                *            *
  30595112     """"""""""""""""   Handy Way #2112                *            *
  30595233     """"""""""""""""   Handy Way #2233                *            *
  30595234     """"""""""""""""   Handy Way #2234                *            *
  30595236     """"""""""""""""   Handy Way #2236                *            *
  30595319     """"""""""""""""   Handy Way #2319                *            *
  30595321     """"""""""""""""   Handy Way #2321                *            *
  30595326     """"""""""""""""   Handy Way #2326                *            *
  30595330     """"""""""""""""   Handy Way #2330                *            *
  30595332     """"""""""""""""   Handy Way #2328                *            *
  30595334     """"""""""""""""   Handy Way #2334                *            *
  30595427     """"""""""""""""   Handy Way #2427                *            *
  30595432     """"""""""""""""   Handy Way #2432                *            *
  30595503     """"""""""""""""   Handy Way #2503                *            *
  30595525     """"""""""""""""   Handy Way #2525                *            *
  30595548     """"""""""""""""   Handy Way #2548                *            *
  30595571     """"""""""""""""   Handy Way #2571                *            *
  30595612     """"""""""""""""   Handy Way #2612                *            *
  30595759     """"""""""""""""   Handy Way #2759                *            *
  30595799     """"""""""""""""   Handy Way #2799                *            *
  30595889     """"""""""""""""   Handy Way #2889                *            *
  30595903     """"""""""""""""   Handy Way #2903                *            *
  30595907     """"""""""""""""   Handy Way #2907                *            *
  30595908     """"""""""""""""   Handy Way #2908                *            *
TOTAL AMOUNT:                                                             $   *
BALANCE:                                                                  $   *


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

                                                                        Loan
  Outlet     Customer #/ Loan #       Outlet Name       Total Adv     Balance
----------   ------------------   -------------------   ----------   ----------
   3327800    30201131/32780003   The Pantry, Inc.           $   *        $   *
  33278013     """"""""""""""""   The Pantry #3299               *            *
TOTAL AMOUNT:                                                             $   *
BALANCE:                                                                  $   *


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

                              AMENDED AND RESTATED
                   ADDENDUM TO DISTRIBUTOR FRANCHISE AGREEMENT

     This Amended and Restated Addendum to Distributor Franchise Agreement is entered into on this 11th day of February, 2003, by and between CITGO Petroleum Corporation ("CITGO") and The Pantry, Inc. (the "Company").

     WHEREAS, CITGO and the Company have entered into a Distributor Franchise Agreement on or about August, 2000 (the "DFA");

     WHEREAS, CITGO and the Company agree that this Amended and Restated Addendum (the "Addendum") will amend and restate in its entirety the Addendum to the DFA dated August, 2000 and all amendments thereto including the 1st Amendment to Addendum to DFA dated September, 2000, and the 2nd and 3rd Amendments to Addendum to DFA both dated January 31, 2002.

     WHEREAS, the Company has received offers from other suppliers to purchase motor fuels; and therefore, has requested that CITGO sell branded and unbranded gasoline and low sulfur diesel on a similar basis;

     WHEREAS, CITGO has agreed to sell to the Company CITGO branded and unbranded gasoline and low sulfur diesel in accordance with the terms as provided herein;

     WHEREAS, to the extent that the provisions of this Addendum are inconsistent with the provisions of CITGO's Marketing and Branding Programs regarding rebates, amortization schedules, length of branding commitment, and amount of branding expenses, the terms of this Addendum shall control.

     NOW THEREFORE in consideration of the premises and covenants contained herein, it is agreed as follows:

1.   EFFECTIVE DATE: The effective date of this Addendum shall be March 1, 2003.

2. CONTRACT TERM: The Company agrees to extend the term of the DFA to February 29, 2008, a period of five (5) years from the effective date of this Addendum. Thereafter, the DFA shall automatically renew for additional three year periods unless terminated by written notice given by either party not less than ninety (90) days prior to the end of the term. This Addendum will terminate upon termination of the DFA.

3. SCOPE: The * applies to motor fuel that is sold FOB at the following terminals:

Apex, NC (Raleigh)  Doraville, GA   N Charleston, SC    Savannah, GA
Arcadia, LA         Evansville, IN  N. Augusta, SC      Selma, NC
Athens, GA          Greensboro, NC  Orlando, FL (Taft)  Spartanburg, SC
Belton, SC          Greenville, MS  Owensboro, KY       Tampa, FL (Hooker's Pt.)


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

Charlotte, NC       Jacksonville, FL (Drummond Pt.)     Vicksburg, MS
Chesapeake, VA      Meridian, MS    Pascagoula, MS      Wilmington, NC
Collins, MS         Montvale, VA    Richmond, VA

     Unless the parties agree otherwise in writing, the *, other than those listed above, shall be CITGO's *.

4. MARKET RELATED PRICING: The purchase price for the applicable motor fuel that the Company ratably purchases from CITGO during the term of this Addendum shall be equal to (i) the * set forth herein, plus (ii) an * plus applicable taxes, if any.

     (i)  The * for * the * of the * for the * at the * as of the *.

          In determining the *, CITGO * any * which was * or * that has no * at the * on the *.

          For purposes of this Addendum, the * shall mean the *. There are * on this *.

     (ii) The * shall be as follows (in $/gal):

                                                      UnBranded
  Aggregate Gals.            Branded Gasoline          Gasoline       LSD
(in million  gals/     ----------------------------   ----------   ----------
  Contract Year)         RUL       MID       PREM     all grades   all grades
--------------------   -------   -------   --------   ----------   ----------
*                       $    *    $    *     $    *      $    (*)    $     (*)
*                       $    *    $    *     $    *      $    (*)    $     (*)
*                       $    *    $    *     $    *      $    (*)    $     (*)

The difference between * and the * described above is considered the * (the "*). Specifically for the purpose of calculating this *, "*" shall means its *. Contract Year shall mean March 1, 2003, through February 29, 2004 and each subsequent twelve month period thereafter.

5. PAYMENT AND SETTLEMENT TERMS: The Company shall pay *, for the applicable grade of motor fuel at the applicable Terminal as of the date of lifting, in accordance with CITGO's payment and credit terms and conditions established from time to time by CITGO's Credit Department. Initially the payment terms are *


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

     E.F.T. *, CITGO shall within fifteen (15) days after the end of each month,
     * and then *.

     In the event that the Company is delinquent, at anytime during a month, in its trade accounts payable to CITGO, the Company *.

6. ALLOWABLE MARKETING PROGRAMS: It is acknowledged and agreed that the * and that *, the Company shall not be entitled to receive any allowances or benefits of other CITGO marketing programs (including, but not limited to, IAP rebates on existing and future branded locations and the Brand Enhancement Fund) other than credit card, and certain branding expenses for stations that are branded with CITGO during the term of this Addendum.

     For stations that are branded after the date of this agreement, CITGO will
     * and *, however, CITGO management reserves the right to * .

     On existing CITGO branded stations that have not been re-imaged, CITGO will
     * and *, however, CITGO management reserves the right to *.

     CITGO's branding material and installation expenses shall be amortized over a five year period, using the straight-line method. Should a station be debranded within the five year period, the Company shall pay to CITGO the unamortized portion of the branding material and installation expenses for the station.

7. PERFORMANCE CRITERIA: The * are based on the Company keeping a minimum of * branded stations with CITGO, which number may be decreased by station closings, and purchasing a minimum aggregate volume of * gallons per Contract Year, to include all grades of gasoline (branded and unbranded) and diesel (the "Minimum Volume"). The * CITGO branded stations less any of the * stations that are subsequently closed are hereinafter referred to as the "Minimum CITGO Branded Stations." If, through no fault of the Company, the number of CITGO branded stations falls below the Minimum CITGO Branded Stations or if the Company's purchases of motor fuels from CITGO during a Contract Year fall below *, then *, and if *.


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

     For the initial Contract Year, the parties estimate that the Company will purchase between * and * gallons of aggregate motor fuels, and agree that the * will be based on using the * for this *. If, however, the aggregate volume of motor fuel purchased by the Company during the initial or any subsequent Contract Year is less than * gallons (unless such shortfall is due to allocation constraints, force majeure or other causes beyond the Company's control), the Company *, and CITGO *, the * on * upon which the Company * during the Contract Year. Such * may be * as the *. The * that are used for each subsequent Contract Year will be based on the volume of motor fuels purchased by the Company during the immediately preceding Contract Year. Notwithstanding anything to the contrary, if the actual volume of motor fuels purchased by the Company, during any Contract Year, be in a volume range (as described in the schedule in Paragraph 4) different than the volume range that was used to calculate the *, then the
     * for the entire Contract Year shall be recalculated using the appropriate
     * based on actual volumes. After such recalculation, a reconciliation between the recalculated * and the * previously paid shall be made and CITGO shall debit or credit the Company's account accordingly within (*) days of the end of the Contract Year.

     The $* described above is not intended nor will it prevent * with the terms of the DFA or this Addendum or * prior to agreed branding commitment periods. Such additional language may include but are not limited to * and any *.

     The Company agrees to lift the motor fuels on a ratable basis and only CITGO *. If the Company fails to purchase CITGO motor fuels ratably or if during any month the Company fails to purchase, other than as a result of supply disruptions or force majeure, between *% and *% of the volume set forth in the monthly volume requirements of the DFA, the Company shall not be entitled to receive the * on *.

     Each station branded through the Company shall comply with CITGO's image standards and specifications.

     The Company agrees to use destination codes to show the store destination of all deliveries of motor fuels that the Company purchases hereunder or some other procedure, acceptable to CITGO, to show the actual volume sold at each store.

8. EXISTING MARKETING PROGRAM COMMITMENTS: The Company acknowledges that as of February 28, 2003 its existing commitments to CITGO


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

     for unamortized image allowance rebates, image allowance advances, and branding costs existing on July 1, 2000 total $* (excluding accrued interest). See the attached Exhibit A for the calculations. The Company acknowledges that subsequent to July 1, 2000, it assumed, from Eden Oil, an image allowance advance on 12/1/2000. As of February 28, 2003 the outstanding principal balance on that advance totals $* (see Exhibit A for the calculations). Beginning March 1, 2003 the total $* will be amortized over the following fifty-two (52) months on a straight-line basis; provided that, the Company maintains the minimum CITGO Branded Stations. . Therefore, for each month, beginning March 1, 2003, that the Company maintains the Minimum CITGO Branded Stations, the $* balance will be reduced by $*. Further, if the Company has not maintained the Minimum CITGO Branded Stations for 52 consecutive months beginning March 1, 2003, the Company may extend the term of this Addendum in order to amortize the entire balance during the period of the extension.

     The parties acknowledge that the aggregate accrued interest on the image allowance advances totals $* as of February 28, 2003. CITGO agrees to forgive the interest associated with each location if the applicable location remains branded with CITGO through June 30, 2007.

     The Company has not yet confirmed the outstanding balances of loans, the amount of accrued interest or the IAP amounts that are set forth in the Addendum. Nothing herein is intended to prevent either party from showing that the balances set forth in this Addendum are incorrect, and in which event, the actual or correct balances will be substituted for the balances set forth in this Addendum.

     Upon termination of this Addendum and the DFA by the Company, the Company shall pay CITGO the then remaining unamortized portion of the $*. Upon termination of this Addendum by CITGO for any reason, The Company shall pay to CITGO the remaining unamortized liabilities, if any, with respect to any debranded stations. Notwithstanding the termination of this Addendum, the remaining unamortized liabilities with respect to any stations that remain branded CITGO shall continue to be reduced by one fifty-second each month while such station remains branded with CITGO after March 1, 2003. Thereafter, if any station debrands, The Company shall pay to CITGO the remaining unamortized liabilities with respect to such debranded stations.

     The Company acknowledges that in addition to the above $*. in liabilities, the Company also has certain unamortized branding costs for brandings that occurred after July 1, 2000. CITGO has agreed that the unamortized amounts relating branding costs incurred after July 1, 2000 will continue to amortize, on a station-specific basis, in accordance with the provisions of the applicable marketing program in which each station was originally enrolled. Should a location debrand, any remaining unamortized balances with respect to such location shall be payable by the Company to CITGO.


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

In addition, the Company acknowledges that it has received certain advances from CITGO in conjunction with the provisions of the 2nd Amendment to Addendum to DFA. As of January 31, 2003, these advances have an outstanding principal balance of $*. As such, the parties desire that the outstanding balance will be repaid to CITGO by * the *, that the *, defined in Section * , that the * would *. Repayments shall continue until the entire $* has been fully repaid.

9.   CREDIT CARDS: *.

10. If CITGO sells or assigns the DFA to a third party or undergoes a change of control (acquisition by an entity or affiliated group of fifty-one percent [51%] of the voting stock of CITGO or those entities which control CITGO, directly or indirectly), and such third party or CITGO, either (i) is unable or unwilling to license the CITGO Trademarks to the Company for the remaining term of this Addendum, or (ii) terminates this Addendum, then the Company may, upon thirty (30) days written notice, terminate the DFA and this Addendum without having to pay the unamortized portion of IAP, advances and branding costs as described in Section 8 and the unamortized portion for branding expenses as described in Section 6.

11. It is expressly understood and agreed that this Addendum is entered into in order for CITGO to meet a competitive offer received by the Company.

     IN WITNESS WHEREOF, this Addendum was executed on the date above written.

CITGO PETROLEUM CORPORATION                 THE PANTRY, INC.


By:          /s/ WA DeVore                  By:      /s/ Steven J. Ferreira
   -----------------------------------         --------------------------------
          Senior Vice President                      Senior Vice President


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

                                    EXHIBIT A

------------------------------------------------------------------------------
                # of Locations Branded CITGO                     Amortization
            ------------------------------------                 in accordance
            The Pantry    The Pantry                 Balance      with 8/2000
              --FL           Inc.                  of Unamort.     Addendum
    Date     #222631       #261378       Total*    Liabilities        (*)
------------------------------------------------------------------------------
                                              **       $     *
31-Jul-02       *             *                *       $     *        $      *
31-Aug-02       *             *                *       $     *        $      *
30-Sep-02       *             *                *       $     *        $      *
31-Oct-02       *             *                *       $     *        $      *
30-Nov-02       *             *                *       $     *        $      *
31-Dec-02       *             *                *       $     *        $      *
31-Jan-03       *             *                *       $     *        $      *
                                                       -------
28-Feb-03                                              $     *        $      *
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                             ***       $     *
31-Jul-02       *             *                *       $     *        $      *
31-Aug-02       *             *                *       $     *        $      *
30-Sep-02       *             *                *       $     *        $      *
31-Oct-02       *             *                *       $     *        $      *
30-Nov-02       *             *                *       $     *        $      *
31-Dec-02       *             *                *       $     *        $      *
31-Jan-03       *             *                *       $     *        $      *
                                                       -------
28-Feb-03                                              $     *        $      *
------------------------------------------------------------------------------
                                                   -----------
****COMBINED UNAMORTIZED LIABILITY as of 2-28-03
         (used in Section 8 of the new Addendum
                   effective 3/1/03):                  $     *
                                                   -----------
------------------------------------------------------------------------------

      *- Pantry was required to have at least * stations branded CITGO to qualify for 1/60th monthly amortization (per 8/2000 Addendum, *)

     **- Amount of The Pantry's total IAP O/S loans, unamortized IAP and unamortized branding expense as of July 1, 2000 (per * of the Addendum dated 8/2000).

    ***- Amount of loan that The Pantry assumed from Eden Oil on 12/1/2000
         (amortizing in the same fashion as previous loans - 1/60 per month beginning 7/1/2002)


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

   ****- This amount excludes: (i) unamortized branding cost for branding that occurred after July 1, 2000, (ii) accrued interest on the IAP loans and (iii) outstanding advances received by The Pantry in conjunction with the provision of the 2nd Amendment to the 8/2000 Addendum. These items are addressed separately in Section 8 of this new Addendum effective 3/1/03).